December 29, 2017, as supplemented January 9, 2018 BMO Funds
BMO Funds
Prospectus
Equity Funds
International and Global Funds
Alternative Funds
Fixed Income Funds
Money Market Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) and Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)	Retirement Class (Class R6)	Class F3	Premier Class
Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—	—	—	—
BMO Dividend Income Fund	—	MDIVX	BADIX	—	—	—	—
BMO Large-Cap Value Fund	—	MLVIX	BALVX	—	BLCRX	—	—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	—	BLGRX	—	—
BMO Mid-Cap Value Fund	—	MRVIX	BAMCX	BMVDX	BMVGX	—	—
BMO Mid-Cap Growth Fund	—	MRMIX	BGMAX	—	BMGGX	—	—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	BSVDX	BSVGX	—	—
BMO Small-Cap Core Fund	—	BSCNX	BCCAX	—	—	—	—
BMO Small-Cap Growth Fund	—	MSGIX	BSLAX	—	—	—	—
International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—	—	—	—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	—	BDRQX (1)	—	—
BMO Pyrford International Stock Fund	MISYX	MISNX	BPIAX	—	BISGX	BISBX	—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—	—	—	—
BMO TCH Emerging Markets Bond Fund	—	MEBIX	BAMEX	—	—	—	—
Alternative Funds
BMO Alternative Strategies Fund	—	BMASX	BMATX	—	—	—	—
BMO Global Long/Short Equity Fund	—	BGIQX	BGAQX	—	ticker (1)	—	—
Fixed Income Funds
BMO Ultra Short Tax-Free Fund	—	MUISX	BAUSX	—	—	—	—
BMO Short Tax-Free Fund	—	MTFIX	BASFX	—	—	—	—
BMO Short-Term Income Fund	—	MSIFX	BTMAX	—	—	—	—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—	—	—	—
BMO Strategic Income Fund	MRGIX	MGIIX	BMTAX	—	—	—	—
BMO TCH Corporate Income Fund	MCIYX	MCIIX	BATIX	—	—	—	—
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—	—	—	—
BMO High Yield Bond Fund	—	MHBNX	BMHAX	—	—	—	—
Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—	—	—	MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—	—	—	MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—	—	—	MAIXX
BMO Institutional Prime Money Market Fund	BYFXX	—	—	—	—	—	BPFXX
(1)	Not yet offered for sale.

Fund Summary
BMO Low Volatility Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	0.78%	1.03%
Fee Waiver and Expense Reimbursement(2)	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 66	$ 587
3 Years	$236	$ 799
5 Years	$420	$1,028
10 Years	$954	$1,685
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Index. The largest company by market capitalization in the Russell 1000® Index was approximately $881.3 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same date was approximately $10.0 billion. The Fund may at times focus its investments in one or more sectors.
The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the Russell 1000® Index. The Adviser selects low volatility, undervalued stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Adviser’s investment process begins by using tools to rank stocks based on expected risk and expected return and construct preliminary portfolios with the use of fundamental factors. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus

Equity Funds	1

BMO Low Volatility Equity Fund (cont.)

on stock risk and company fundamentals through both quantitative and qualitative analysis to balance risk management with return generation. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Russell 1000® Index.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2013-2016)

2	Equity Funds

BMO Low Volatility Equity Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 6.32%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	13.46%
Worst quarter	9/30/2015	(3.32)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 9/28/2012)
Return Before Taxes	9.84%	12.11%
Return After Taxes on Distributions	9.11%	10.77%
Return After Taxes on Distributions and Sale of Fund Shares	6.14%	9.23%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05%	13.40%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.37%	12.98%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	9.65%	8.46%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05%	8.24%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.37%	7.15%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.
The Lipper Large-Cap Value Funds Index (LLCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2015. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Equity Funds	3

BMO Low Volatility Equity Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Equity Funds

BMO Dividend Income Fund

Investment Objective:
To provide capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.83%	1.08%
Fee Waiver and Expense Reimbursement(2)	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 66	$ 587
3 Years	$ 247	$ 809
5 Years	$ 443	$1,049
10 Years	$1,009	$1,736
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $461.2 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $9.1 billion. The Fund may at times focus its investments in one or more sectors.
To provide both capital appreciation and current income, the Adviser selects stocks using a unique, value-oriented approach, focusing on companies with dividend yields in excess of 1%, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are

EQUITY Funds	5

BMO Dividend Income Fund (cont.)

subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Income Risks. The Fund can distribute to shareholders only what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund also will decline. In addition, depending upon market conditions, an income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2012-2016)

6	EQUITY Funds

BMO Dividend Income Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 13.07%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	11.52%
Worst quarter	9/30/2015	(7.39)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	15.44%	12.81%	12.70%
Return After Taxes on Distributions	14.51%	11.28%	11.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.42%	10.09%	10.00%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	14.69%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	14.34%	12.43%	12.33%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	15.10%	7.57%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	7.98%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	14.34%	6.52%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Equity Income Funds Index (LEIFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Kenneth Conrad, Ph.D., and Casey J. Sambs have co-managed the Fund since April 2013. Dr. Conrad, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008. Mr. Sambs, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2001.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	7

BMO Large-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.27%	0.12%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(3)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.76%	1.01%	0.61%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 78	$ 598	$ 62
3 Years	$247	$ 810	$200
5 Years	$431	$1,038	$349
10 Years	$964	$1,695	$784
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $461.2 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $9.1 billion. The Fund may at times focus its investments in one or more sectors.

8	EQUITY Funds

BMO Large-Cap Value Fund (cont.)

The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

EQUITY Funds	9

BMO Large-Cap Value Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2016)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 11.71%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.92%
Worst quarter	9/30/2011	(17.26)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	11.46%	14.20%	6.26%
Return After Taxes on Distributions	10.77%	12.32%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.99%	11.15%	4.86%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	6.95%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.37%	13.94%	6.55%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	11.19%	6.43%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	17.34%	7.98%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.37%	7.15%

	1 Year	Since Inception
Class R6 (Inception 12/28/2015)
Return Before Taxes	11.62%	10.72%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	17.34%	15.58%
	1 Year	Since Inception
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.37%	14.47%
(1)	The table previously reflected the before and after tax performance of Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, before and after tax performance set forth in the table reflects the performance of the Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Large-Cap Value Funds Index (LLCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

10	EQUITY Funds

BMO Large-Cap Value Fund (cont.)

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan. You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	11

BMO Large-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.53%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses	1.03%	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.00%	0.60%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y, 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through
December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A	Class R6
1 Year	$ 102	$ 77	$ 597	$ 61
3 Years	$ 325	$246	$ 809	$199
5 Years	$ 566	$430	$1,037	$348
10 Years	$1,257	$963	$1,694	$783
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index. The largest company by market capitalization in the Russell 1000® Growth Index was approximately $881.3 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $11.3 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, growth-oriented approach, focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the

12	EQUITY Funds

BMO Large-Cap Growth Fund (cont.)

qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

EQUITY Funds	13

BMO Large-Cap Growth Fund (cont.)

Class Y—Annual Total Returns (calendar years 2007-2016)
The return for the Class Y shares of the Fund from January 1, 2017 through September 30, 2017 was 19.42%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class Y (Inception 11/20/1992)
Return Before Taxes	8.57%	15.62%	7.99%
Return After Taxes on Distributions	7.04%	12.59%	6.44%
Return After Taxes on Distributions and Sale of Fund Shares	6.11%	11.96%	6.21%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.54%	12.94%	6.73%

	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	8.77%	15.89%	9.07%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	9.02%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.54%	12.94%	6.97%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	8.57%	9.70%
Russell 1000® Growth (reflects deduction of fees and no deduction for sales charges or taxes)	7.08%	8.43%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.54%	5.69%

	1 Year	Since Inception
Class R6 (Inception 12/28/2015)
	1 Year	Since Inception
Return Before Taxes	8.97%	8.16%
Russell 1000® Growth (reflects deduction of fees and no deduction for sales charges or taxes)	7.08%	5.20%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.54%	-1.14%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y and after-tax returns for Class I, Class A, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
The Lipper Large-Cap Growth Funds Index (LLCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

14	EQUITY Funds

BMO Large-Cap Growth Fund (cont.)

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan. You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	15

BMO Mid-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses	0.32%	0.32%	0.32%	0.17%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	1.27%	1.52%	0.87%
Fee Waiver and Expense Reimbursement(3)	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.00%	1.25%	1.50%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R3	Class R6
1 Year	$ 102	$ 621	$ 153	$ 87
3 Years	$ 323	$ 881	$ 478	$ 276
5 Years	$ 561	$1,160	$ 827	$ 480
10 Years	$1,246	$1,956	$1,811	$1,071
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Value Index. The largest company by market capitalization in

16	EQUITY Funds

BMO Mid-Cap Value Fund (cont.)

the Russell Midcap® Value Index was approximately $34.2 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $7.2 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even

EQUITY Funds	17

BMO Mid-Cap Value Fund (cont.)

though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2009-2016)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 7.03%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	9/30/2011	(20.57)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	17.46%	15.43%	8.83%
Return After Taxes on Distributions	9.37%	11.56%	6.60%
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	11.90%	6.84%
RMCVI (reflects no deduction for fees, expenses or taxes)	20.00%	15.70%	9.30%
	1 Year	5 Years	Since Inception
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	18.45%	14.60%	8.34%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	17.08%	6.99%
Class R3 (Inception 5/27/2014)
Return Before Taxes	16.75%	6.70%
Class R6 (Inception 5/27/2014)
Return Before Taxes	17.62%	7.42%
RMCVI (reflects no deduction for fees, expenses or taxes)	20.00%	8.19%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	18.45%	6.42%
(1)	The table previously reflected the before and after tax performance of Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, before and after tax performance set forth in the table reflects the performance of the Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies also are included in the Russell 1000® Value Index.
The Lipper Mid-Cap Value Funds Index (LMCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.

18	EQUITY Funds

BMO Mid-Cap Value Fund (cont.)

Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	19

BMO Mid-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.43%	0.43%	0.28%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.13%	1.38%	0.98%
Fee Waiver and Expense Reimbursement(3)	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.00%	1.25%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, and 0.84% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 102	$ 621	$ 87
3 Years	$ 346	$ 903	$ 299
5 Years	$ 610	$1,206	$ 529
10 Years	$1,363	$2,064	$1,190
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in the Russell Midcap® Growth Index was approximately $33.6 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $8.4 billion. The Fund may at times focus its investments in one or more sectors.

20	EQUITY Funds

BMO Mid-Cap Growth Fund (cont.)

The Adviser selects stocks using a unique, growth-oriented approach focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

EQUITY Funds	21

BMO Mid-Cap Growth Fund (cont.)

Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2009-2016)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 17.92%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2010	17.30%
Worst quarter	9/30/2011	(21.89)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	4.81%	8.87%	6.47%
Return After Taxes on Distributions	-1.27%	5.10%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	6.67%	4.98%
RMCGI (reflects no deduction for fees, expenses or taxes)	7.33%	13.51%	8.52%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.27%	11.93%	7.08%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
	1 Year	Since Inception
Return Before Taxes	4.59%	-0.24%
Class R6 (Inception 5/27/2014)
Return Before Taxes	4.98%	0.15%
RMCGI (reflects no deduction for fees, expenses or taxes)	7.33%	6.05%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.27%	4.84%
(1)	The table previously reflected the before and after tax performance of Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, before and after tax performance set forth in the table reflects the performance of the Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies also are included in the Russell 1000® Growth Index.
The Lipper Mid-Cap Growth Funds Index (LMCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an

22	EQUITY Funds

BMO Mid-Cap Growth Fund (cont.)

account and purchase Class R6 shares by contacting BMO Funds U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	23

BMO Small-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses	0.55%	0.55%	0.55%	0.40%
Total Annual Fund Operating Expenses	1.24%	1.49%	1.74%	1.09%
Fee Waiver and Expense Reimbursement(2)	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	1.49%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired
Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R3	Class R6
1 Year	$ 101	$ 620	$ 152	$ 86
3 Years	$ 369	$ 924	$ 524	$ 322
5 Years	$ 657	$1,250	$ 920	$ 577
10 Years	$1,478	$2,170	$2,031	$1,306
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in value-oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $6.3 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $734 million. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term

24	EQUITY Funds

BMO Small-Cap Value Fund (cont.)

capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of

EQUITY Funds	25

BMO Small-Cap Value Fund (cont.)

investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2012-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 5.81%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	13.96%
Worst quarter	9/30/2015	(10.65)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 2/28/2011)
Return Before Taxes	23.22%	15.87%	11.86%
Return After Taxes on Distributions	19.55%	13.78%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	12.20%	9.03%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	10.74%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	27.00%	13.67%	9.63%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	22.94%	7.01%
Class R3 (Inception 5/27/2014)
Return Before Taxes	22.63%	6.76%
Class R6 (Inception 5/27/2014)
Return Before Taxes	23.48%	7.49%
	1 Year	Since Inception
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	9.57%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	27.00%	7.34%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Value Index is a market-weighted, value-oriented index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Small-Cap Value Funds Index (LSCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following

26	EQUITY Funds

BMO Small-Cap Value Fund (cont.)

methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	27

BMO Small-Cap Core Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.93%	0.93%
Total Annual Fund Operating Expenses	1.58%	1.83%
Fee Waiver and Expense Reimbursement(2)	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%	1.15%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I and 1.15% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 92	$ 611
3 Years	$ 432	$ 984
5 Years	$ 796	$1,381
10 Years	$1,821	$2,488
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of small-cap U.S. companies similar in size to those within the Russell 2000® Index. These small-cap companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Index. The largest company by market capitalization in the Russell 2000® Index was approximately $6.6 billion as of October 31, 2017, and the median market capitalization of companies in the Index as of the same period was $851 million. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary

28	EQUITY Funds

BMO Small-Cap Core Fund (cont.)

portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2014-2016)

EQUITY Funds	29

BMO Small-Cap Core Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 9.15%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2016	12.55%
Worst quarter	9/30/2015	(10.26)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 12/27/2013)
Return Before Taxes	24.16%	10.08%
Return After Taxes on Distributions	23.52%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	13.98%	7.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	6.82%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	22.54%	6.96%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	23.80%	11.08%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	8.42%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	22.54%	8.10%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris and Thomas Lettenberger have co-managed the Fund since its inception in 2013. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	EQUITY Funds

BMO Small-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.00%	1.25%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees have been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 102	$ 621
3 Years	$ 318	$ 877
5 Years	$ 552	$1,152
10 Years	$1,225	$1,936
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in growth-oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $6.6 billion as of October 31, 2017 and the median market capitalization of companies in the Index as of the same period was $1.01 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, growth-oriented approach focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.

EQUITY Funds	31

BMO Small-Cap Growth Fund (cont.)

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

32	EQUITY Funds

BMO Small-Cap Growth Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2016)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 15.60%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2011	19.83%
Worst quarter	9/30/2011	(23.91)%
Average Annual Total Returns through 12/31/16(1)(2)
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	8.36%	9.57%	7.95%
Return After Taxes on Distributions	8.36%	6.96%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.73%	7.09%	6.18%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	9.09%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.19%	12.05%	7.41%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares is expected to be lower than Class I shares because Class A shares do charge a front-end sales charge and have higher Total Annual Fund Operating Expenses.
(2)	The table previously reflected the before and after tax performance of Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, before and after tax performance set forth in the table reflects the performance of the Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.
The Lipper Small-Cap Growth Funds Index (LSCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Quantitative Stock Selection and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.

EQUITY Funds	33

BMO Small-Cap Growth Fund (cont.)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	EQUITY Funds

BMO Global Low Volatility Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.62%	0.62%
Total Annual Fund Operating Expenses	1.27%	1.52%
Fee Waiver and Expense Reimbursement(2)	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.85%	1.10%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.10% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 87	$ 607
3 Years	$ 361	$ 917
5 Years	$ 657	$1,250
10 Years	$1,497	$2,188
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in the countries included, at the time of purchase, in the MSCI All Country World Index, which includes 23 developed and 24 emerging market countries. The Fund normally invests at least 40% of its net assets in securities located outside the United States and is diversified among at least three countries. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the MSCI All Country World Index. The Adviser selects low volatility, undervalued stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Adviser’s investment process begins by using tools to rank stocks based on expected risk and expected return, and construct preliminary portfolios with the use of

International and Global Funds	35

BMO Global Low Volatility Equity Fund (cont.)

fundamental factors. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on stock risk and company fundamentals through both quantitative and qualitative analysis to balance risk management with return generation. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index.
In determining where a company is located, the Adviser relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies located in countries included in the MSCI All Country World Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this Index.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder

36	International and Global Funds

BMO Global Low Volatility Equity Fund (cont.)

redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2014-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 11.23%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	5.64%
Worst quarter	9/30/2015	(5.08)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 9/30/2013)
Return Before Taxes	6.05%	7.02%
Return After Taxes on Distributions	5.36%	6.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	5.37%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	8.48%	5.43%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.39%	5.16%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	5.77%	4.18%
	1 Year	Since Inception
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	8.48%	2.68%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.39%	2.57%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
The Lipper Global Multi-Cap Core Funds Index (LGMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the Fund. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2013. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012 and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).

International and Global Funds	37

BMO Global Low Volatility Equity Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	International and Global Funds

BMO Disciplined International Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(2)	0.54%	0.54%	0.39%
Total Annual Fund Operating Expenses	1.14%	1.39%	0.99%
Fee Waiver and Expense Reimbursement(3)	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.90%	1.15%	0.75%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Other Expenses for Class R6 shares are based on estimated amounts for the current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I, 1.15% for Class A, and 0.75% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 92	$ 611	$ 77
3 Years	$ 338	$ 896	$ 291
5 Years	$ 604	$1,201	$ 524
10 Years	$1,365	$2,065	$1,191
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in countries outside of the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. However, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock). In determining where a company

International and Global Funds	39

BMO Disciplined International Equity Fund (cont.)

is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Fund’s Adviser focuses on companies that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team, the Adviser selects equity securities that it believes will provide higher returns than the MSCI EAFE Index, its benchmark index. As part of this process, the Adviser considers numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons, including if a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, if another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser also may sell a security to manage the size of a holding or sector weighting or to fund redemptions.
The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes.

40	International and Global Funds

BMO Disciplined International Equity Fund (cont.)

Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns for the 2016 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar year 2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 20.55%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2016	6.21%
Worst quarter	3/31/2016	(3.93)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	Since Inception
Class I (Inception 9/17/2015)
Return Before Taxes	-2.09%	-2.16%
Return After Taxes on Distributions	-2.62%	-2.57%
Return After Taxes on Distributions and Sale of Fund Shares	-0.48%	-1.53%
Class A (Inception 9/17/2015)
Return Before Taxes	-2.29%	-2.39%
EAFE (reflects no deduction for fees, expenses or taxes)	1.51%	0.91%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.13%	1.12%
(1)	Because Class R6 shares have not yet commenced operations, no performance data is available. Class R6 shares are expected to have substantially similar annual returns as Class I shares because the shares are invested in the same portfolio of securities. The performance of Class R6 shares is expected to be higher than Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

International and Global Funds	41

BMO Disciplined International Equity Fund (cont.)

investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the Fund. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since its inception in 2015. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2015. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012 and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	International and Global Funds

BMO Pyrford International Stock Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information. Investors purchasing and selling Class F3 shares may be subject to costs (including customary brokerage commissions) charged by their adviser, which are not reflected in the table below.
Shareholder Fees (fees paid directly from your investment)
	Class Y	Class I	Class A	Class R6	Class F3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	None	None	0.25%	None	None
Other Expenses	0.57%	0.32%	0.32%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.30%	1.05%	1.30%	0.90%	0.90%
Fee Waiver and Expense Reimbursement(3)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Shareholder Fees (fees paid directly from your investment)
	Class Y	Class I	Class A	Class R6	Class F3
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.19%	0.94%	1.19%	0.79%	0.79%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.735% on the Fund’s first $500 million of average daily net assets, 0.72% on the next $200 million of average daily net assets, 0.62% on the next $100 million of average daily net assets, and 0.56% on assets in excess of $800 million.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.19% for Class Y, 0.94% for Class I, 1.19% for Class A, 0.79% for Class R6, and 0.79% for Class F3 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A	Class R6	Class F3
1 Year	$ 121	$ 96	$ 615	$ 81	$ 81
3 Years	$ 401	$ 323	$ 881	$ 276	$ 276
5 Years	$ 702	$ 569	$1,167	$ 488	$ 488
10 Years	$1,558	$1,273	$1,980	$1,098	$1,098

International and Global Funds	43

BMO Pyrford International Stock Fund (cont.)

Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion. The Fund may at times focus its investments in one or more sectors.
The Fund’s sub-adviser is Pyrford International Ltd. (Pyrford), an affiliate of the Adviser. Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).
In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.
The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract

44	International and Global Funds

BMO Pyrford International Stock Fund (cont.)

also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2012-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 14.80%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2013	7.11%
Worst quarter	9/30/2015	(9.28)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	2.92%	5.80%	5.77%
Return After Taxes on Distributions	2.32%	5.26%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	2.08%	4.63%	4.60%
Class Y (Inception 12/29/2011)
Return Before Taxes	2.69%	5.52%	5.50%
EAFE (reflects no deduction for fees, expenses or taxes)	1.51%	-1.15%	7.30%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.13%	6.71%	6.81%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	2.69%	-2.84%
Class R6 (Inception 5/27/2014)
Return Before Taxes	3.08%	-2.47%
EAFE (reflects no deduction for fees, expenses or taxes)	1.51%	-2.72%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.13%	-2.75%
(1)	Because Class F3 shares have not been offered for a full calendar year, the information provided represents returns of Class I, Class Y, Class A, and Class R6 shares. Class F3 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class F3 shares is expected to be the same as Class R6 shares because Class F3 and Class R6 shares have the same Total Annual Fund Operating Expenses.

International and Global Funds	45

BMO Pyrford International Stock Fund (cont.)

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class A, Class R6, and Class F3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.
Portfolio Managers. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific, joined Pyrford in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services. Class F3 shares generally may be purchased only through fee-based wrap programs that have special agreements with the Fund's distributor. Please contact your adviser for specific program minimums.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan and contact your advisor for instructions specific to your program to sell (redeem) Class F3 shares. You may sell (redeem) your Class A, Class Y, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	International and Global Funds

BMO LGM Emerging Markets Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	1.38%	1.63%
Fee Waiver and Expense Reimbursement(2)	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.15%	1.40%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.15% for Class I and 1.40% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 117	$ 635
3 Years	$ 414	$ 967
5 Years	$ 733	$1,322
10 Years	$1,637	$2,318
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund may invest in equity securities of any market capitalization and may at times focus its investments in one or more sectors. The Fund’s sub-adviser, LGM Investments Limited (LGM Investments), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. LGM Investments may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.
LGM Investments uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant

International and Global Funds	47

BMO LGM Emerging Markets Equity Fund (cont.)

industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Financial Services Risk. To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a non-diversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.
Management Risks. LGM Investments' judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

48	International and Global Funds

BMO LGM Emerging Markets Equity Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com. LGM Investments assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (LGM(HK)), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM Investments, LGM(HK), or another sub-adviser.
Class I—Annual Total Returns (calendar years 2009-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 28.29%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	32.63%
Worst quarter	9/30/2011	(23.74)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
Return Before Taxes	5.96%	2.22%	7.11%
Return After Taxes on Distributions	5.91%	2.02%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	2.11%	6.14%
EMI (reflects no deduction for fees, expenses or taxes)	11.60%	-2.19%	8.29%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.10%	2.04%	8.47%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	5.72%	-2.88%
EMI (reflects no deduction for fees, expenses or taxes)	11.60%	-3.98%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.10%	-4.12%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, the Middle East, and Asia.
The Lipper Emerging Markets Funds Index (LEMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. LGM Investments Limited, an affiliate of the Adviser.
Portfolio Managers. Damian Bird, Irina Hunter, and Rishikesh Patel co-manage the Fund. Mr. Bird, a Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2015 and has co-managed the Fund since July 2016. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined LGM in 2007 and has co-managed the Fund since December 2011. Mr. Patel, a Portfolio Manager at LGM Investments, joined LGM in 2006 and has co-managed the Fund since March 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

International and Global Funds	49

BMO LGM Emerging Markets Equity Fund (cont.)

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	International and Global Funds

BMO TCH Emerging Markets Bond Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	1.34%	1.34%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.90%	2.15%
Fee Waiver and Expense Reimbursement(3)	(1.04)%	(1.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.86%	1.01%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.00% for
Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 88	$ 449
3 Years	$ 496	$ 893
5 Years	$ 930	$1,363
10 Years	$2,137	$2,659
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in debt securities of emerging market governments, companies located in emerging markets, or companies whose primary business activities or principal trading markets are in emerging markets. Debt securities include sovereign debt instruments and corporate bonds. The Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. TCH may make adjustments to the list of

International and Global Funds	51

BMO TCH Emerging Markets Bond Fund (cont.)

emerging market countries from time to time based on economic criteria, market changes, or other factors.
Although the Fund intends to invest primarily in investment grade securities (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality), the Fund may invest in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” generally in accordance with the Fund’s current benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified. High yield securities may represent more than 20% of the Index. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. Although the Fund expects to maintain an intermediate- to long-term average effective maturity, no maturity restrictions on individual holdings or on the overall portfolio exist. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading

52	International and Global Funds

BMO TCH Emerging Markets Bond Fund (cont.)

of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. TCH's judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2014-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 7.69%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2016	6.12%
Worst quarter	9/30/2015	(6.24)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 9/30/2013)
Return Before Taxes	12.48%	4.59%
Return After Taxes on Distributions	10.95%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	7.06%	2.39%
JP Morgan Emerging Markets Bond Global Diversified Index (reflects no deduction for fees, expenses or taxes)	10.15%	6.85%
LEMHCDFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.25%	3.51%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	12.23%	2.03%
JP Morgan Emerging Markets Bond Global Diversified Index (reflects no deduction for fees, expenses or taxes)	10.15%	3.97%
LEMHCDFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.25%	1.65%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
The Lipper Emerging Markets Hard Currency Debt Funds Index (LEMHCDFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

International and Global Funds	53

BMO TCH Emerging Markets Bond Fund (cont.)

Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, Vice President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since its inception in 2013. Ms. Mardarovici, Vice President and a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since its inception in 2013. Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	International and Global Funds

BMO Alternative Strategies Fund

Investment Objective:
The Fund seeks capital appreciation with an emphasis on absolute returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.50%	1.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.95%	0.95%
Dividend and Interest Expenses	0.80%	0.80%
Total Other Expenses	1.75%	1.75%
Acquired Fund Fees and Expenses(3)	0.04%	0.04%
Total Annual Fund Operating Expenses	3.29%	3.54%
Fee Waiver and Expense Reimbursement(4)	(0.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	2.59%	2.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees have been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.75% for Class I and 2.00% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 262	$ 773
3 Years	$ 948	$1,470
5 Years	$1,657	$2,188
10 Years	$3,538	$4,076
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 251% of the average value of its portfolio.
Principal Investment Strategies
The Adviser seeks to provide attractive risk-adjusted returns over the long term, broad investment diversification, and to maintain lower volatility relative to the broad equity and fixed income markets by allocating the Fund’s assets across a variety of investment strategies, generally by employing multiple sub-advisers (each, a “Sub-Adviser”). In allocating the Fund’s assets among multiple Sub-Advisers, the Adviser seeks to diversify exposures across geographies, sectors, market capitalizations, and security types. A range of qualitative and quantitative

Alternative Funds	55

BMO Alternative Strategies Fund (cont.)

factors is reviewed when determining the allocations to the Sub-Advisers, including each Sub-Adviser’s investment style, historical performance, and portfolio holdings.
The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, selecting the Fund’s Sub-Advisers, managing the Fund’s cash, allocating Fund assets among Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies discussed below on a temporary or long-term basis; or (iii) make additional investments at its own discretion. The Adviser currently manages a portion of the Fund’s assets by implementing a Long/Short Equity Strategy, as described more fully below. CTC myCFO, LLC (CTC), one of the Fund’s Sub-Advisers and an affiliate of the Adviser, assists the Adviser in identifying and selecting the Sub-Advisers and determining the most appropriate allocation of the Fund’s assets among the Sub-Advisers. The identity and number of Sub-Advisers and the allocation of Fund assets among them will change over time.
Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.
The investment strategies that the Sub-Advisers may utilize generally include the following types of investments: (i) equity securities of companies of any market capitalization throughout the world (including the United States), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, and securities issued by other investment companies, including exchange traded funds (ETFs); (ii) debt securities, which may include debt securities of governments throughout the world (including the United States) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the United States), below investment grade debt securities, including defaulted securities and distressed debt (commonly known as “junk bonds”), bank loans, and convertible bonds; and (iii) foreign currencies. The Sub-Advisers invest without limitation in securities of any duration.
In addition, certain Sub-Advisers may engage in long and short sales transactions to employ their strategies. When a Sub-Adviser sells securities short for the Fund, it sells a security that the Fund does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete the short sale transaction, the Sub-Adviser buys the same security for the Fund in the market at a later date and returns it to the lender. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.
The Sub-Advisers may invest in a variety of derivative instruments for hedging or investment purposes. Such derivative instruments may include: (i) futures contracts based on securities, indices, currencies, and/or U.S. government bonds; (ii) forward foreign currency exchange contracts; (iii) swaps, such as credit default swaps, total return swaps, and/or interest rate swaps; and (iv) call and put options on securities and indices, including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts on securities and indices. The Sub-Advisers may use any of these derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A Sub-Adviser may choose not to hedge its positions. As a result of the Fund’s derivatives usage, the Fund may have economic leverage, which means that the sum of the Fund’s investment exposures through the use of its derivatives may exceed the amount of assets invested in the Fund, although these exposures may vary over time.
In addition to the specific Sub-Adviser Strategies described below, the Adviser may selectively implement an overlay strategy from time to time to manage the risk of the combined portfolio. The Adviser monitors the portion of assets allocated to each Sub-Adviser. The Adviser also reviews the risk profile of the overall portfolio and the Fund’s adherence to investment guidelines. The Adviser may implement the overlay strategy when the Adviser considers the overall portfolio to have more exposure to a certain type of risk than is appropriate, when the Adviser considers the Fund’s volatility to be higher or lower than desired, or to ensure adherence to investment guidelines. On occasion, the Adviser also may utilize the overlay strategy to seek additional returns. In implementing the overlay strategy, the Adviser expects to utilize derivative instruments, such as S&P 500 futures contracts, and may utilize other types of investments at times. The Adviser expects the overlay strategy will allow it to manage the Fund’s risks with more precision with the intent to deliver more consistent returns with lower volatility.
Sub-Adviser Strategies. The Adviser expects that the Sub-Advisers (and, at times, the Adviser) generally will implement one or more of the investment strategies summarized below.

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BMO Alternative Strategies Fund (cont.)

These strategies are similar to investment strategies traditionally employed by hedge funds, which include non-traditional or “alternative” strategies. These strategies may be used by a Sub-Adviser or Adviser to seek high total return, to provide hedging benefits, to manage volatility, and/or to provide market-neutral returns for the Fund. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisers), as determined by the Adviser in its sole discretion.
The descriptions of the following investment strategies are subjective, are not complete descriptions of any strategy, and may differ from classifications made by other investment firms that implement similar investment strategies.
Long/Short Equity Strategies: The Adviser or a Sub-Adviser (for purposes of this section only, each is referred to as an “Adviser”) employing a long/short equity strategy generally seeks to produce returns from investments in the equity markets by combining long and short positions in particular securities or markets. For example, in employing this strategy, an Adviser may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized to determine which securities to buy long and which to sell short. Under this strategy, the Fund may purchase securities or sell securities short or use options and futures or other derivative instruments on securities, ETFs, or indices to gain long or short exposure to securities or markets. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.
Hedged Credit Strategies: A hedged credit (or long/short fixed income) strategy generally involves taking both long and short positions in fixed income securities across multiple sectors and credit quality ranges in one or more countries, including developed and emerging market countries. An Adviser that employs this strategy generally uses a fundamental driven approach to investing across the capital structure of a company and attempts to profit from investing in all aspects of a company’s capital structure through both long and short positions. Other methodologies, such as event driven also may be utilized to determine the long and short positions. In employing a hedged credit strategy, an Adviser may invest in a variety of fixed or variable rate debt instruments and other securities of all credit qualities including high yield bonds, distressed securities, and companies near, or in, bankruptcy. An Adviser also may invest in equity securities and other types of securities when employing this type of strategy. These securities may be currently out-of-favor, have low credit ratings, or be affected by other adverse factors which may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that an Adviser believes the marketplace has not yet reflected. Under this strategy, the Fund may purchase securities or sell securities short and use collateralized debt obligations and derivative instruments, such as credit default swaps and equity options, to gain long or short exposure to securities or markets.
Event Driven Strategies: An event driven strategy seeks to profit from pricing inefficiencies that may result from specific, catalyst-driven events, such as mergers, spin-offs, corporate restructurings, and management changes. Investments pursuant to this strategy focus on company-specific activities and seek to profit from specific events regardless of market direction. An Adviser employing this strategy for the Fund may invest in either equity or debt securities, may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.
Relative Value Strategies: A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument in an attempt to benefit from changes in price. For example, an Adviser utilizing this strategy may use fundamental monitoring of securities with macro data analysis to determine the most attractive company-specific securities for both long and short positions. In addition, an Adviser may seek to identify pricing inefficiencies in volatile products, such as options, and buy or sell a combination of such products to profit from their mispricing. Under this strategy, an Adviser may purchase securities or sell securities short, including ETFs, and use derivative instruments, including over-the-counter and exchange traded instruments, such as futures, swaps, currency forwards, and options on securities, ETFs, or indices to realize pricing inefficiencies or to hedge the portfolio. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

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BMO Alternative Strategies Fund (cont.)

Macro Strategies: A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income, equity, and foreign currency markets. For example, an Adviser may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets (often through derivatives such as futures) based on its analysis of global economic conditions. An Adviser may use quantitative models to identify investment opportunities across asset classes and to forecast trends in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Certain Advisers may implement this strategy primarily through the use of managed futures. Under this strategy, an Adviser may purchase securities or sell securities short or use derivative instruments, such as futures and currency forwards, to achieve the same effect. A macro strategy may be either tactical or strategic and an Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.
In implementing these investment strategies, an Adviser may engage in frequent trading of securities. BMO Asset Management Corp. may, in its discretion, add to, delete from, or modify the categories of investment strategies employed by the Fund and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time. In addition, in certain circumstances, an Adviser may make additional investments in pursuing its investment strategy.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Bank Loan Risks. No active trading market may exist for some loans in which the Fund may invest and a secondary market for those loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may affect the ability of the Fund to accurately value the loan. In addition, certain loans may not be considered “securities,” and, therefore, the Fund may not be entitled to rely on the antifraud protections of the federal securities laws.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Collateralized Debt Obligations (CDO) Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default, or be downgraded.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.

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BMO Alternative Strategies Fund (cont.)

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivatives Risks. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. With over-the-counter derivatives, a risk exists that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
•	Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.
•	Credit Default Swap Risks. Credit default swaps are subject to general market risks, liquidity risks, and credit risks. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. If the Fund is a seller in a credit default swap and an event of default occurs, a loss of value to the Fund may result.
•	Forward Contracts Risks. Forward contracts are not currently exchange-traded and, therefore, no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
•	Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks, liquidity risks, and credit risks. A forward foreign currency exchange contract may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
•	Leverage Risks. Derivatives and other investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

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BMO Alternative Strategies Fund (cont.)

•	Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
•	Swap Agreement Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
Distressed Securities Risks. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult and the Fund may lose all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.
Dollar Rolls Risks. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell

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BMO Alternative Strategies Fund (cont.)

other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. An Adviser’s judgment about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, because portions of the Fund’s assets are managed by different Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Advisers may be purchasing securities at the same time other Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of BMO Asset Management Corp. in allocating the Fund’s assets among the various investment strategies and Advisers. Because BMO Asset Management Corp. will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Advisers may have limited experience managing strategies within a registered investment company. Registered investment companies, unlike the private hedge funds the Advisers may typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.
Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when a general market advance occurs and the Fund holds significant “short” positions or when a general market decline occurs and the Fund holds significant “long” positions.
Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, a risk exists that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses in addition to the fees and expenses of the Fund.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may

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BMO Alternative Strategies Fund (cont.)

increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2015-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 4.42%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2015	3.57%
Worst quarter	9/30/2015	(3.32)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 12/16/2014)
Return Before Taxes	2.76%	2.50%
Return After Taxes on Distributions	2.76%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	1.56%	1.82%
Class A (Inception 12/16/2014)
Return Before Taxes	2.57%	2.27%
ML 3-Month (reflects no deduction for fees, expenses or taxes)	0.33%	0.13%
HFRXGHFI (reflects no deduction for fees, expenses or taxes)	2.49%	1.74%
LAMSFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.95%	0.34%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (ML 3-Month) consists of U.S. Treasury Bills maturing in 90 days.
The HFRX Global Hedge Fund Index (HFRXGHFI) is designed to be representative of the overall composition of the hedge fund universe.
The Lipper Alternative Multi-Strategy Funds Index (LAMSFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Advisers
Sub-Advisers	Strategy
CTC myCFO, LLC (an affiliate of the Adviser)	Sub-Adviser Selection and Monitoring and Allocation across Strategies
Capstone Investment Advisors, LLC (Capstone)	Relative Value – Options Strategy

62	Alternative Funds

BMO Alternative Strategies Fund (cont.)

Sub-Advisers	Strategy
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)	Long/Short Equity/Event Driven Strategy – All Capitalization Ranges
Graham Capital Management, L.P. (Graham)	Macro – Tactical Trend Managed Futures Strategy
Iridian Asset Management LLC (Iridian)	Long/Short Equity Strategy –Midsize Capitalization Ranges
Portfolio Managers. Michael Dowdall and Kristina Kalebich are co-portfolio managers of the Fund. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Kalebich, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2014 and has co-managed the Fund since its inception in 2014.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BMO Global Long/Short Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(2)	2.98%	2.98%	2.83%
Dividend and Interest Expenses	0.82%	0.82%	0.82%
Total Other Expenses	3.80%	3.80%	3.65%
Acquired Fund Fees and Expenses(3)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	4.84%	5.09%	4.69%
Fee Waiver and Expense Reimbursement(4)	(2.63)%	(2.63)%	(2.63)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	2.21%	2.46%	2.06%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Other Expenses for Class R6 shares are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expense) from exceeding 1.35% for Class I, 1.60% for Class A, and 1.20% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 224	$ 737	$ 209
3 Years	$1,221	$1,727	$1,178
5 Years	$2,220	$2,716	$2,152
10 Years	$4,734	$5,181	$4,615
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets in equity securities or equity-related securities, including both long and short positions and derivative instruments that provide exposure to equity securities. The Fund normally invests at least

64	Alternative Funds

BMO Global Long/Short Equity Fund (cont.)

40% of its net assets in equity securities or equity-related securities of companies located outside the United States, including emerging market countries, and will be diversified among at least three countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock), which the Fund treats as both fixed income and equity securities for purposes of its investment policies and limitations. In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Adviser seeks to achieve the Fund’s investment objective by taking both long and short positions in global equity securities. The Adviser combines a quantitative approach with a fundamental bottom-up (company-specific) and top-down (market-level) analysis that seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index, the Fund’s primary benchmark index.
The Fund’s Adviser focuses on companies for “long” positions that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team, the Adviser selects equity securities that it believes will provide higher returns than its benchmark index. As part of this process, the Adviser considers numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons, including if a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, if another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser also may sell a security to manage the size of a holding or sector weighting or to fund redemptions.
The Fund’s Adviser focuses on companies for “short” positions that it believes are fundamentally challenged, are overvalued, are experiencing deteriorating investor interest, and may underperform the overall equity market. The Adviser uses essentially the same approach described above to identify potential short opportunities, but augments its process to account for securities that are difficult to short due to size and availability of securities and to eliminate short positions with risk profiles the Adviser considers unattractive.
The Fund may invest in various derivatives instruments for purposes of pursuing its investment objective, for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class, or hedging its exposure to particular investments or non-U.S. currencies. Such derivative instruments may include: (i) currency futures, forwards, options, and swaps; (ii) index futures, forwards, options, and swaps; (iii) equity futures, forwards, options, and swaps; and (iv) forward foreign currency exchange contracts.
The Adviser’s long/short exposure will vary over time based on the Adviser’s assessments of market conditions and other factors. In implementing the investment strategies, the Adviser may engage in frequent trading.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset Segregation Risks. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers

Alternative Funds	65

BMO Global Long/Short Equity Fund (cont.)

in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivatives Risks. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. With over-the-counter derivatives, a risk exists that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
•	Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.
•	Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
•	Forward Contracts Risks. Forward contracts are not currently exchange-traded and, therefore, no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
•	Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
•	Swap Agreements Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes.

66	Alternative Funds

BMO Global Long/Short Equity Fund (cont.)

Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when a general market advance occurs and the Fund holds significant “short” positions or when a general market decline occurs and the Fund holds significant “long” positions.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns for the 2016 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar year 2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 11.96%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2016	5.07%
Worst quarter	6/30/2016	(1.15)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	Since Inception
Class I (Inception 9/17/2015)
Return Before Taxes	11.35%	10.39%
Return After Taxes on Distributions	10.70%	9.89%
Return After Taxes on Distributions and Sale of Fund Shares	6.44%	7.72%
Class A (Inception 9/17/2015)
Return Before Taxes	11.11%	10.12%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	8.48%	7.13%
LALSEFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.91%	2.18%
(1)	Because Class R6 shares have not yet commenced operations, no performance data is available. Class R6 shares are expected to have substantially similar annual returns as Class I shares because the shares are invested in the same

Alternative Funds	67

BMO Global Long/Short Equity Fund (cont.)

portfolio of securities. The performance of Class R6 shares is expected to be higher than Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
The Lipper Alternative Long/Short Equity Funds Index (LALSEFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the Fund since its inception in 2015. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Head of Quantitative Equity Strategy and a Managing Director of the Adviser, joined the Adviser in 2005. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans and fee-based wrap programs generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

68	Alternative Funds

BMO Ultra Short Tax-Free Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	0.55%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.17%	0.17%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.39%	0.64%
Fee Waiver and Expense Reimbursement(3)	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.30%	0.55%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class I and 0.55% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 31	$255
3 Years	$116	$392
5 Years	$210	$541
10 Years	$484	$974
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade,

Fixed Income Funds	69

BMO Ultra Short Tax-Free Fund (cont.)

also known as high yield securities or “junk bonds.” Municipal securities include fixed and floating rate debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

70	Fixed Income Funds

BMO Ultra Short Tax-Free Fund (cont.)

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2010-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 1.04%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2010	0.60%
Worst quarter	6/30/2013	(0.06)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 9/30/2009)
Return Before Taxes	0.77%	0.89%	1.17%
Return After Taxes on Distributions	0.74%	0.87%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%	0.88%	1.14%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(1)	0.21%	0.33%	0.47%
	1 Year	5 Years	Since Inception
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.11%	0.03%	0.04%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	0.41%	0.34%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(1)	0.21%	0.24%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.11%	0.06%
(1)	The benchmark for the Fund is a blended benchmark, which consists of 50% Barclays 1 Year Municipal Bond Index (B1MBI) and 50% iMoneyNet Money Market Fund Report Tax Free National Retail Index (IMNTFNR).
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays 1 Year Municipal Bond Index (B1MBI) is the 1-year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
The iMoneyNet Money Market Fund Report Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the

Fixed Income Funds	71

BMO Ultra Short Tax-Free Fund (cont.)

Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	Fixed Income Funds

BMO Short Tax-Free Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	0.55%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	0.51%	0.76%
Fee Waiver and Expense Reimbursement(2)	(0.11)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.40%	0.55%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.40% for Class I and 0.55% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 41	$ 255
3 Years	$152	$ 417
5 Years	$274	$ 594
10 Years	$630	$1,104
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S., and political

Fixed Income Funds	73

BMO Short Tax-Free Fund (cont.)

subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

74	Fixed Income Funds

BMO Short Tax-Free Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2013-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 2.38%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	0.97%
Worst quarter	12/31/2016	(1.11)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class I (Inception 11/29/2012)
Return Before Taxes	0.15%	1.60%
Return After Taxes on Distributions	0.14%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	0.61%	1.52%
BSMI (reflects no deduction for fees, expenses or taxes)	0.07%	0.78%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.05%	0.45%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	-0.10%	0.88%
BSMI (reflects no deduction for fees, expenses or taxes)	0.07%	0.55%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.05%	0.31%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays Short (1–5 Year) Municipal Index (BSMI) includes investment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.
The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Fixed Income Funds	75

BMO Short Tax-Free Fund (cont.)

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	Fixed Income Funds

BMO Short-Term Income Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	0.55%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.19%	0.19%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.49%	0.74%
Fee Waiver and Expense Reimbursement(4)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.37%	0.62%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.35% for Class I and 0.60% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 38	$ 262
3 Years	$145	$ 420
5 Years	$262	$ 592
10 Years	$604	$1,089
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements, and U.S. government securities. The Adviser changes the Fund’s weightings in these fixed income asset

Fixed Income Funds	77

BMO Short-Term Income Fund (cont.)

classes as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of

78	Fixed Income Funds

BMO Short-Term Income Fund (cont.)

investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2008-2016)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 1.62%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	4.08%
Worst quarter	9/30/2008	(2.62)%
Average Annual Total Returns through 12/31/16(1)
	1 Year	5 Years	Since Inception
Class I (Inception 5/31/2007)
Return Before Taxes	1.95%	1.75%	3.01%
Return After Taxes on Distributions	1.29%	1.08%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	1.10%	1.05%	1.95%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	1.29%	0.98%	2.37%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	2.09%	1.62%	2.33%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	1.81%	0.91%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	1.29%	0.81%
	1 Year	Since Inception
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	2.09%	0.95%
(1)	The table previously reflected the before and after tax performance of Class Y shares. On June 2, 2017, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, before and after tax performance set forth in the table reflects the performance of the Class I shares rather than Class Y shares. The Fund no longer offers Class Y shares.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML 1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML 1-3 is produced by Merrill Lynch Pierce Fenner & Smith.
The Lipper Short Investment-Grade Debt Funds Index (LSIGDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Liquidity and Treasury Solutions and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be

Fixed Income Funds	79

BMO Short-Term Income Fund (cont.)

directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80	Fixed Income Funds

BMO Intermediate Tax-Free Fund

Investment Objective:
To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.45%	0.20%	0.20%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.33%	0.58%
Fee Waiver and Expense Reimbursement(4)	(0.02)%	0.00%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.56%	0.33%	0.56%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100 million of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.50% for Class I, and 0.55% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 57	$ 34	$ 405
3 Years	$184	$106	$ 527
5 Years	$322	$185	$ 661
10 Years	$724	$418	$1,049
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax

Fixed Income Funds	81

BMO Intermediate Tax-Free Fund (cont.)

(AMT)). The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

82	Fixed Income Funds

BMO Intermediate Tax-Free Fund (cont.)

There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class Y—Annual Total Returns (calendar years 2007-2016)
The return for the Class Y shares of the Fund from January 1, 2017 through September 30, 2017 was 4.20%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	12/31/2016	(3.18)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class Y (Inception 2/1/1994)
Return Before Taxes	0.18%	2.98%	4.44%
Return After Taxes on Distributions	0.09%	2.92%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.15%	2.87%	4.16%
	1 Year	5 Years	10 Years
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	0.01%	2.54%	4.00%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	-0.16%	2.42%	3.50%

	1 Year	5 Years	Since Inception
Class I (Inception 12/27/2010)
Return Before Taxes	0.33%	3.18%	4.15%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	0.01%	2.54%	3.54%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	-0.16%	2.42%	3.45%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	0.18%	2.19%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	0.01%	1.94%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	-0.16%	1.77%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y and after-tax returns for Class I and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays 1-15 Year Blend Municipal Bond Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.
The Lipper Intermediate Municipal Debt Funds Index (LIMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of

Fixed Income Funds	83

BMO Intermediate Tax-Free Fund (cont.)

the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

84	Fixed Income Funds

BMO Strategic Income Fund
(formerly, BMO Mortgage Income Fund)

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.65%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.90%	0.65%	0.90%
Fee Waiver and Expense Reimbursement(2)	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%	0.80%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y, 0.55% for Class I, and 0.80% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 82	$ 56	$ 429
3 Years	$ 277	$198	$ 617
5 Years	$ 489	$352	$ 822
10 Years	$1,099	$801	$1,410
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all types of fixed and floating rate securities including high yield securities (junk bonds), investment grade corporate bonds, U.S. Treasury, agency, and municipal securities, and foreign government securities, including inflation-indexed securities of U.S. and non-U.S. governments, convertible securities, preferred securities, and mortgage-backed and asset-backed securities.
The Fund may invest without limitation in fixed and floating rate debt securities of any geography and maturity. The Fund may invest up to 65% of its net assets in debt securities rated below investment grade. Below investment grade, or high yield, securities are commonly referred to as “junk bonds.” Investment grade securities are: securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization

Fixed Income Funds	85

BMO Strategic Income Fund
(formerly, BMO Mortgage Income Fund) (cont.)

(NRSRO), or unrated securities determined by the Adviser to be of comparable quality.
The Fund’s securities may be denominated in either U.S. dollars or foreign currencies. While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 25% of its assets in foreign currency denominated debt securities, all or a portion of which may be emerging markets debt securities. The Fund may invest up to 10% of its assets in common stocks; however, most common stocks generally will be acquired from conversions of convertible bonds or as residual interests from other fixed income securities.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect

86	Fixed Income Funds

BMO Strategic Income Fund
(formerly, BMO Mortgage Income Fund) (cont.)

on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class Y—Annual Total Returns (calendar years 2007-2016)
The return for the Class Y shares of the Fund from January 1, 2017 through September 30, 2017 was 6.09%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2013	(2.39)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class Y (Inception 12/13/1992)
Return Before Taxes	1.58%	1.96%	4.01%
Return After Taxes on Distributions	0.37%	0.76%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	0.90%	0.99%	2.52%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
BMI (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	4.28%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	7.40%	4.39%	5.24%

	1 Year	5 Years	Since Inception
Class I (Inception 5/31/2007)
Return Before Taxes	1.83%	2.24%	4.33%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.40%
BMI (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	4.31%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	7.40%	4.39%	4.13%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	1.58%	2.00%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.10%
BMI (reflects no deduction for fees, expenses or taxes)	1.67%	2.17%

Fixed Income Funds	87

BMO Strategic Income Fund
(formerly, BMO Mortgage Income Fund) (cont.)

	1 Year	Since Inception
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	7.40%	2.19%
The Fund changed its investment objective and principal investment strategy effective May 8, 2017. Performance prior to that date reflects the Fund’s previous investment objective and principal investment strategy.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y and after-tax returns for Class I and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued. The Fund’s benchmark index was changed from the Barclays U.S. MBS Index to the BBUABI as it was determined to provide a more useful comparison based on the Fund’s investment strategy.
The Barclays U.S. MBS Index (BMI) tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae, Freddie Mac, and Fannie Mae.
The Lipper Multi-Sector Income Index (LMSII) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2013 and has co-managed the Fund since August 2013. Ms. Mardarovici, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since August 2013. Mr. Reda, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2017 and has co-managed the Fund since April 2017.
Ms. Woodward, Global Co-Head of Income and a Managing Director of the Adviser, joined the Adviser in 2017 and has co-managed the Fund since April 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

88	Fixed Income Funds

BMO TCH Corporate Income Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.52%	0.27%	0.27%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.72%	0.47%	0.72%
Fee Waiver and Expense Reimbursement(4)	(0.12)%	0.00%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.60%	0.47%	0.60%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.15% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 61	$ 48	$ 409
3 Years	$218	$151	$ 561
5 Years	$389	$263	$ 725
10 Years	$883	$591	$1,202
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade

Fixed Income Funds	89

BMO TCH Corporate Income Fund (cont.)

category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and non-U.S. dollar denominated foreign debt securities. The Fund also may invest in U.S. government securities, asset-backed and mortgage-backed securities, and U.S. dollar denominated foreign debt securities.
The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect

90	Fixed Income Funds

BMO TCH Corporate Income Fund (cont.)

on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2009-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 5.47%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	10.90%
Worst quarter	6/30/2013	(2.82)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
Return Before Taxes	12.90%	5.44%	8.43%
Return After Taxes on Distributions	10.83%	3.60%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	7.32%	3.45%	5.91%
Class Y (Inception 12/22/2008)
Return Before Taxes	12.67%	5.27%	8.24%
BCI (reflects no deduction for fees, expenses or taxes)	5.63%	3.84%	6.49%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.19%	3.37%	5.95%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	12.67%	3.36%
BCI (reflects no deduction for fees, expenses or taxes)	5.63%	2.68%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.19%	2.02%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays U.S. Credit Index (BCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Fixed Income Funds	91

BMO TCH Corporate Income Fund (cont.)

Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, Vice President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

92	Fixed Income Funds

BMO TCH Core Plus Bond Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.13%	0.13%	0.13%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.46%	0.21%	0.21%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.60%	0.35%	0.60%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100 million of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 61	$ 36	$ 409
3 Years	$192	$113	$ 535
5 Years	$335	$197	$ 673
10 Years	$750	$443	$1,074
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities, all or a portion of which may be emerging markets debt securities.
The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for maximizing total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective

Fixed Income Funds	93

BMO TCH Core Plus Bond Fund (cont.)

maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time.

94	Fixed Income Funds

BMO TCH Core Plus Bond Fund (cont.)

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2009-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 4.04%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.69%
Worst quarter	6/30/2013	(2.96)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
	1 Year	5 Years	Since Inception
Return Before Taxes	7.38%	4.10%	6.25%
Return After Taxes on Distributions	5.80%	2.57%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	2.53%	4.27%
Class Y (Inception 12/22/2008)
Return Before Taxes	7.11%	3.86%	6.00%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	3.92%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.19%	3.37%	5.95%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	7.11%	2.19%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.10%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.19%	2.02%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Fixed Income Funds	95

BMO TCH Core Plus Bond Fund (cont.)

Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, Vice President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001 and has managed the Fund since December 2015. Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007 and has managed the Fund since December 2015.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

96	Fixed Income Funds

BMO High Yield Bond Fund
(formerly, BMO Monegy High Yield Bond Fund)

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 121 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 122 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.67%	0.67%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.18%	1.43%
Fee Waiver and Expense Reimbursement(3)	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.66%	0.91%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 67	$ 440
3 Years	$ 323	$ 737
5 Years	$ 599	$1,056
10 Years	$1,386	$1,960
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a diversified portfolio of domestic and foreign high yield, high risk fixed income securities (also referred to as “junk bonds”) within the non-investment grade corporate bond market. The Fund may invest in high yield, high risk fixed income securities of any maturity. The Fund seeks to generate excess returns by effectively balancing risk and reward through vigorous asset selection criteria and continuous monitoring of portfolio positions.
The Adviser follows a disciplined investment approach that emphasizes fundamental credit analysis. Macroeconomic and market analysis also contribute to portfolio structure and security selection. The portfolio is continuously monitored to determine the risk and reward characteristics of each security.

Fixed Income Funds	97

BMO High Yield Bond Fund
(formerly, BMO Monegy High Yield Bond Fund) (cont.)

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser's judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

98	Fixed Income Funds

BMO High Yield Bond Fund
(formerly, BMO Monegy High Yield Bond Fund) (cont.)

Class I—Annual Total Returns (calendar years 2012-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 6.18%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2016	4.27%
Worst quarter	9/30/2015	(3.74)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	11.56%	5.27%	5.24%
Return After Taxes on Distributions	8.98%	2.68%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	6.47%	2.95%	2.93%
MLHYMCI (reflects no deduction for fees, expenses or taxes)	17.49%	4.72%	7.36%
MLHYI (reflects no deduction for fees, expenses or taxes)	14.72%	7.05%	7.05%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	14.54%	6.71%	6.72%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	11.29%	2.06%
MLHYMCI (reflects no deduction for fees, expenses or taxes)	17.49%	3.71%
MLHYI (reflects no deduction for fees, expenses or taxes)	14.72%	3.89%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	14.54%	2.61%
Performance prior to March 7, 2017 reflects the Fund’s performance with its previous subadviser, Monegy, Inc.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (MLHYMCI) is a market-value- weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Its securities have maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default, and the index is restricted to a maximum of 2% per issuer. The Fund’s benchmark index was changed to the MLHYMCI as it was determined to provide a more useful comparison based on the Fund’s investment strategy.
The Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (MLHYI) tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer.
The Lipper High Yield Bond Funds Index (LHYBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Ronald Salinas, Eduardo Simpson, and Janelle Woodward have co-managed the Fund since March 2017. Mr. Salinas, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2017. Mr. Simpson, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2017. Ms. Woodward, Global Co-Head of Income and a Managing Director of the Adviser, joined the Adviser in 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be

Fixed Income Funds	99

BMO High Yield Bond Fund
(formerly, BMO Monegy High Yield Bond Fund) (cont.)

directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

100	Fixed Income Funds

BMO Government Money Market Fund

Investment Objective:
To provide current income consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.19%	0.19%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.06%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.26%
Fee Waiver and Expense Reimbursement(3)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.46%	0.21%
(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2017. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $2 billion of average daily net assets, 0.185% on the next $2 billion of average daily net assets, 0.17% on the next $2 billion of average daily net assets, 0.155% on the next $2 billion of average daily net assets, and 0.14% on assets in excess of $8 billion.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$159	$ 79
5 Years	$280	$141
10 Years	$636	$326
Principal Investment Strategies
The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations (collectively referred to as U.S. government securities). The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund invests at least 99.5% of its assets in U.S. government securities and in cash. The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements.
The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. U.S. government securities present minimal credit risk by definition under applicable regulation. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.
The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation

Money Market Funds	101

BMO Government Money Market Fund (cont.)

(Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities, repurchase agreements secured thereby or cash; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. The full effects of the changes on the Fund’s investment strategies, operations, and/or return potential are not yet known.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.

102	Money Market Funds

BMO Government Money Market Fund (cont.)

Premier Class—Annual Total Returns (calendar years 2007-2016)
The return for the Premier Class shares of the Fund from January 1, 2017 through September 30, 2017 was 0.47%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2007	1.28%
Worst quarter	3/31/2014	0.00%
7-Day Net Yield as of December 31, 2016 was 0.31%.
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Premier Class (Inception 5/28/2004)	0.16%	0.04%	0.80%
Class Y (Inception 5/17/2004)	0.01%	0.01%	0.70%
INGMMI (reflects no deduction for fees, expenses or taxes)	0.02%	0.01%	0.58%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.03%	0.02%	0.65%
The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Liquidity and Treasury Solutions and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	103

BMO Tax-Free Money Market Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.37%	0.12%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.33%
Fee Waiver and Expense Reimbursement(2)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%	0.21%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$174	$ 94
5 Years	$312	$173
10 Years	$714	$406
Principal Investment Strategies
The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).
To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data. The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.
The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth, current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

104	Money Market Funds

BMO Tax-Free Money Market Fund (cont.)

Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities, repurchase agreements secured thereby or cash; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies

Money Market Funds	105

BMO Tax-Free Money Market Fund (cont.)

and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. The full effects of the changes on the Fund’s investment strategies, operations, and/or return potential are not yet known.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.
Premier Class—Annual Total Returns (calendar years 2007-2016)
The return for the Premier Class shares of the Fund from January 1, 2017 through September 30, 2017 was 0.47%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2007	0.92%
Worst quarter	3/31/2015	0.00%
7-Day Net Yield as of December 31, 2016 was 0.61%.
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Premier Class (Inception 6/29/2005)	0.37%	0.15%	0.85%
Class Y (Inception 9/22/2004)	0.17%	0.05%	0.68%
IMNTFNR (reflects no deduction for fees, expenses or taxes)	0.11%	0.03%	0.52%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.15%	0.04%	0.53%
The iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Tax-Exempt Money Market Funds Index (LTEMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
The Fund operates as a retail money market fund. Accordingly, investments in the Fund are limited to accounts beneficially owned by natural persons.
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

106	Money Market Funds

BMO Tax-Free Money Market Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	107

BMO Prime Money Market Fund

Investment Objective:
To provide current income consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	None	None
Other Expenses	0.38%	0.13%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.54%	0.29%
Fee Waiver and Expense Reimbursement(2)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%	0.21%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$165	$ 85
5 Years	$294	$155
10 Years	$669	$360
Principal Investment Strategies
The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which requires, among other things, the Fund to meet certain requirements as to portfolio diversification, maturity, and liquidity.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to

108	Money Market Funds

BMO Prime Money Market Fund (cont.)

the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

Money Market Funds	109

BMO Prime Money Market Fund (cont.)

There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities, repurchase agreements secured thereby or cash; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. The full effects of the changes on the Fund’s investment strategies, operations, and/or return potential are not yet known.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.
Premier Class—Annual Total Returns (calendar years 2007-2016)
The return for the Premier Class shares of the Fund from January 1, 2017 through September 30, 2017 was 0.62%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2007	1.33%
Worst quarter	6/30/2014	0.00%
7-Day Net Yield as of December 31, 2016 was 0.55%.
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Premier Class (Inception 4/3/2000)	0.32%	0.12%	0.98%
Class Y (Inception 11/23/1992)	0.08%	0.02%	0.82%
MFRA (reflects no deduction for fees, expenses or taxes)	0.11%	0.04%	0.70%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.13%	0.04%	0.75%
The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Money Market Instrument Funds Index (LMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Liquidity and Treasury Solutions and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
The Fund operates as a retail money market fund. Accordingly, investments in the Fund are limited to accounts beneficially owned by natural persons.

110	Money Market Funds

BMO Prime Money Market Fund (cont.)

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	111

BMO Institutional Prime Money Market Fund

Investment Objective:
To provide current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	None	None
Other Expenses	0.40%	0.15%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.31%
Fee Waiver and Expense Reimbursement(2)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%	0.21%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$169	$ 90
5 Years	$303	$164
10 Years	$692	$383
Principal Investment Strategies
The Fund invests in short-term, high quality money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations, and financial institutions. The Fund invests only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, to the extent appropriate, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, positions within the industry, and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which requires, among other things, the Fund to meet certain requirements as to portfolio diversification, maturity, and liquidity. Unlike a traditional stable net asset value (NAV) money market fund, the Fund does not seek to maintain a stable share price. The Fund’s share price, which is its NAV per share, “floats” to reflect changes in the market values of the portfolio holdings. The Fund is not limited to institutional investors, and is available to retail investors as well.
Principal Risks
You could lose money by investing in the Fund. Because the share price of the Fund fluctuates, when you sell your shares they may be worth more or less than what you originally paid

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for them. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
The Fund does not seek to maintain a stable share price of $1.00; its net asset value per share fluctuates due to unrealized appreciation and depreciation and realized losses and gains. As a result, the Adviser believes shareholders of the Fund may be less motivated to redeem shares solely in an effort to act before depreciation and losses are reflected in the share price. However, no guarantee exists that the Fund will not experience redemptions based upon unrealized depreciation, realized losses or other factors. Further, investors should expect the value of their investment to vary and reflect the current market value of the Fund’s holdings.
Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund.
Floating Net Asset Value Risk. The Fund does not maintain a stable NAV per share. The value of the Fund’s shares is calculated to four decimal places and will varies reflecting the value of the portfolio of investments held by the Fund. It is possible to lose money by investing in the Fund.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an

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BMO Institutional Prime Money Market Fund (cont.)

investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Market Risks. The values of, and/or the income generated by, securities held by the Fund may decline if the financial condition of the entities in which the Fund invests declines or if overall market and economic conditions deteriorate. Different sectors of the market and different security types may react differently to changes in economic conditions. If the value of the Fund’s investments goes down, you may lose money.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities, repurchase agreements secured thereby or cash; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. The full effects of the changes on the Fund’s investment strategies, operations, and/or return potential are not yet known.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Fund Performance
Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since its inception in 2016. Mr. Arts, Global Head of Liquidity and Treasury Solutions and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

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BMO Institutional Prime Money Market Fund (cont.)

BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In addition, each Fund that has adopted a non-fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The GOVERNMENT MONEY MARKET FUND also must provide shareholders with at least 60 days’ notice of any change in its non-fundamental policy to invest at least 99.5% of its assets in U.S. government securities, repurchase agreements secured thereby and cash. The ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND, which have each adopted a fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by its name, may only change this policy with shareholder approval. The TAX-FREE MONEY MARKET FUND may only change its policy to invest its assets so that 80% of the annual income it distributes will be exempt from federal income tax, including the federal AMT, with shareholder approval.
Additional information regarding the investment techniques used by the Funds and the risks associated with various investment strategies is provided below.
Investment Techniques

Multi-Manager Structure.  The Adviser seeks to achieve the ALTERNATIVE STRATEGIES FUND’s goal by allocating its assets to multiple Sub-Advisers that employ a variety of investment strategies. The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, managing the Fund’s cash, selecting the Fund’s Sub-Advisers, allocating the Fund’s assets among the Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies on a temporary or long-term basis; or (iii) make additional investments at its own discretion. CTC is responsible for making recommendations to the Adviser regarding the selection, monitoring, and investment allocation of the Fund’s assets among the Fund’s other Sub-Advisers. Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.
Securities Lending.  Although securities lending is not a principal investment strategy, each Fund (other than the MONEY MARKET FUNDS) may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.
A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. In addition, the Fund may be affected adversely if the borrower is unable to furnish additional collateral or return the loaned portfolio securities when requested as required under the securities lending agreement.
Temporary Defensive Investments.  To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political, or other conditions, or when it receives large cash inflows, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). Each MONEY MARKET FUND may take temporary defensive positions by holding cash, shortening its dollar weighted average maturity, or investing in other eligible securities. This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.
Additional Principal Risk Information

Cybersecurity Risks.  With the increased use of technologies such as the Internet to conduct business, the Funds are

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.
In addition, substantial costs may be incurred to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, inherent limitations exist in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively affected.
Liquidity Risks–Money Market Funds.  For the MONEY MARKET FUNDS, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. In an attempt to combat this risk and in conjunction with changes to the money market fund rules which went into effect on October 14, 2016, the MONEY MARKET FUNDS adopted policies and procedures for possibly imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if a Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, a MONEY MARKET FUND (other than the GOVERNMENT MONEY MARKET FUND) must impose a 1% liquidity fee on shareholder redemptions if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, unless the Board determines that not doing so is in the best interests of the Fund. If the weekly liquid assets of a Fund (other than the GOVERNMENT MONEY MARKET FUND) fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days in any 90 day period. The Board has chosen not to subject the GOVERNMENT MONEY MARKET FUND to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.
Multi-Style Management Risks.  Because portions of the ALTERNATIVE STRATEGIES FUND’S assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that others may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that a proxy vote exists related to a security in which the Adviser and Sub-Advisers have taken opposite positions, proxies may be voted in a conflicting manner.
Portfolio Turnover Risks.  A Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect a Fund’s performance.
Regulatory Risks.  Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules.

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

During 2016, the SEC’s money market fund reform rules took effect. These rules: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities, repurchase agreements secured thereby and cash; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Funds’ investment strategies, operations, and/or return potential. The full effect of these changes on money market funds is not yet known.
Regulation Under the Commodity Exchange Act.  The Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the CFTC and is subject to CFTC regulation with respect to its management of the ALTERNATIVE STRATEGIES FUND. The CFTC has adopted rules regarding the disclosure, reporting, and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser also is registered as a “commodity trading advisor” (CTA), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.
For all Funds other than the ALTERNATIVE STRATEGIES FUND, the Adviser has claimed an exclusion from registration as a CPO in accordance with Rule 4.5 under the CEA.
Sub-Adviser and Strategy Concentration Risks.  With respect to the ALTERNATIVE STRATEGIES FUND, because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing registered investment companies. Registered investment companies, unlike the private or hedge funds that the Sub-Advisers typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.
* * *
In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Funds may be increased.

118	Additional Information Regarding Principal Investment Strategies and Risks

How to Buy Shares

Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
The TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND are operated as retail money market funds. Accordingly, each Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons, as required by amended Rule 2a-7 under the 1940 Act. In order to comply with amended Rule 2a-7, the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND may redeem investors who are not natural persons. Each Fund will provide written notification of its intent at least 60 days prior to any such involuntary redemptions. Neither the Funds nor the Adviser will be responsible for any loss or tax liability resulting from an involuntary redemption.
How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class A, Class I, or
Premier Class shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class A, Class I, or Premier Class shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, no minimum initial investment amount exists for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.
The minimum investment for Class I and Premier Class shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I and Premier Class shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized

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How to Buy Shares (cont.)

Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
When Can Shares Be Purchased?  You can buy the shares of a Fund (other than the MONEY MARKET FUNDS) on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge. The NAV is calculated for each Fund (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the INSTITUTIONAL PRIME MONEY MARKET FUND is determined daily at 2:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such purchase orders that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
The MONEY MARKET FUNDS (other than the INSTITUTIONAL PRIME MONEY MARKET FUND) use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), to determine their respective NAVs. Under new requirements of Rule 2a-7, which became effective in October 2016, the INSTITUTIONAL PRIME MONEY MARKET FUND is not permitted to use the amortized cost method to value fixed income securities (except those with remaining maturities of 60 days or less at the time of purchase). Accordingly, its NAV “floats,” reflecting changes in market values of the Fund’s portfolio securities.
In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at

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fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
Certain securities held by the Funds, primarily in the INTERNATIONAL AND GLOBAL FUNDS, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Funds value their securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events), or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
Redemption Fee.  Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a
Fund’s shares. See “How to Redeem and Exchange Shares— Will I Be Charged a Fee for Redemptions?,” “Additional Conditions for Redemption—Exchange Privilege,” and “Additional Conditions for Redemptions—Frequent Traders” below.
Purchase of Class A Shares
Class A Shares – Sales Charge.  The applicable sales charge for the purchase of Class A shares depends on the Fund in which you invest, as set forth in the following table:
Equity Funds, Global and International Funds (excluding the TCH Emerging Markets Bond Fund), and Alternative Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000-$99,999	4.00	4.17	4.00
$100,000-$249,999	3.25	3.36	3.25
$250,000-$499,999	2.50	2.56	2.50
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (CDSC) of 1.00% will apply to shares redeemed within 18 months of purchase.
TCH Emerging Markets Bond, Strategic Income, and High Yield Bond Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a CDSC of 1.00% will apply to shares redeemed within 18 months of purchase.

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Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Bond Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-$9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.
Ultra Short Tax-Free, Short Tax-Free, and Short-Term Income Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	2.00%	2.04%	2.00%
$100,000-$249,999	1.50	1.52	1.50
$250,000-$499,999	1.00	1.01	1.00
$500,000-$999,999	0.75	0.76	0.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.
The term “offering price” includes any applicable sales charge. Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” above.
Class A Shares – Waivers and Reductions of Sales Charges.
Investments of $1,000,000 or More. No initial sales charge exists on a lump sum Class A share purchase of the Funds of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, a CDSC of 1.00% or
0.55%, as applicable, may be imposed on such shares based on the lesser of original cost or current market value, determined on a first-in, first-out basis. The CDSC generally will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Waivers of Sales Charges” below. Also, the CDSC generally will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers” below.
Waivers of Sales Charges. For the following categories of investors and circumstances, Class A shares may be purchased at net asset value, without payment of any front-end sales charge that would otherwise apply:
•	Banks, broker-dealers, and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;
•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor;
•	Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (IRA) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;
•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code of 1986, as amended (Code);
•	Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or another BMO Fund;
•	Trustees or other fiduciaries purchasing Class A shares for employee benefit plans of employers with ten or more employees;
•	Reinvested dividends and capital gain distributions; or
•	In the Funds’ discretion, shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a BMO Fund is a party.
Other purchases of Class A shares may be made without a sales charge from time to time in the Funds’ sole discretion. In

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addition, purchases of Class A shares may be made without a sales charge if your Authorized Dealer agrees to a waiver of such sales charges. Whether a sales charge waiver is available for your retirement plan or charitable account depends on the policies and procedures of your Authorized Dealer. Please consult your Authorized Dealer for more information.
Reductions of Sales Charges. The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent:
•	Individual or joint accounts;
•	Roth and traditional IRAs, Simplified Employee Pension accounts (SEPs), and Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs);
•	Tax Sheltered Custodial Accounts (TSCAs);
•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;
•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;
•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;
•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and
•	Investments in wrap accounts.
The following accounts are not eligible for account value aggregation:
•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); and
•	Accounts invested in Class I, Class R3, Class R6, Class F3, and Premier Class shares of the Funds.
Contingent Deferred Sales Charge Waivers. In the following circumstances, the CDSC will not be charged upon the redemption of Class A shares:
•	In the event of the shareholder’s death;
•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;
•	Purchased through reinvestment of dividend and capital gain distributions;
•	In an account that has been closed because it falls below the minimum account balance;
•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.
•	That result from returns of excess contributions made to retirement plans or IRAs, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;
•	Shares initially purchased by an employee benefit plan; or
•	In the Funds’ discretion, shares issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the BMO Fund is a party.
Class A Shares – Letter Of Intent
A shareholder may sign a letter of intent committing to purchase a certain amount of the same Class A shares within a 13-month period to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.
While this letter of intent will not obligate the shareholder to purchase the Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.
Class A Shares – Rights of Accumulation
The sales charge you pay to purchase Class A shares of a Fund may be reduced or eliminated by:
•	combining concurrent purchases of Class A shares by you, your spouse, and your children under age 21;
•	combining concurrent purchases of Class A shares of two or more BMO Funds;

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How to Buy Shares (cont.)

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Class A share purchases still invested in a BMO Fund);
•	signing a letter of intent to purchase a specific dollar amount of Class A shares within 13 months (call your investment representative for an application and more information); or
•	accumulating purchases of shares of other BMO Funds with subsequent purchases of the BMO Funds’ Class A shares that do not otherwise qualify for the Funds’ reduced sales charges.
If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at BMO Financial Corp., you or your investment representative must notify BMO Funds at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide information or records to verify your eligibility for a sales charge reduction. This may include account statements of family members and information regarding shares held in accounts with your financial professional or another BMO entity. Additional information concerning sales load breakpoints is available in the SAI. Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Funds’ website at www.bmofundsus.com.
Purchase of Class R Shares.  Class R3 and Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R3 and Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares. Class R6 shares also are available generally to other registered investment companies. Class R3 and Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R shares are sold without any initial sales charge or CDSC. Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.
Purchase of Class F3 Shares.  Class F3 shares generally may be purchased only through wrap programs administered by Authorized Dealers that have an agreement with the Fund’s distributor specifically for the sale of such shares. These programs typically charge ongoing asset-based fees for services they provide including advisory, investment, consulting, or similar services. These fees are not paid by the Fund and normally range from 0.75% to 1.50% depending on the services provided.
Class F3 shares are sold without any initial sales charge or CDSC. Class F3 shares are not subject to a 12b-1 fee or an administrative services fee.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account

124	How to Buy Shares

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information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class I
• To open an account–$1,000,000 (EQUITY, INTERNATIONAL and GLOBAL, ALTERNATIVE and FIXED INCOME FUNDS)
Class A
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class R3
• To open an account–Contact BMO Funds U.S. Services
Class R6
• To open an account–Contact BMO Funds U.S. Services
Class F3
• To open an account–Contact your Authorized Dealer
Premier Class
• To open an account–$10,000,000
Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

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How to Buy Shares (cont.)

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.
• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application.
Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

126	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” Generally, Class F3 shares must be redeemed through your Authorized Dealer. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Clients of BMO Harris Bank or BMO Harris Financial Advisors should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the INSTITUTIONAL PRIME MONEY MARKET FUND must be accepted by 2:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such redemption requests that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so.
Will I Be Charged a Fee for Redemptions?  A contingent deferred sales charge (CDSC) applies to Class A shares of the Funds redeemed within 18 months of purchase for purchases of $1,000,000 or more in an amount of 0.55% of the amount redeemed with respect to the ULTRA SHORT TAX-FREE, SHORT TAX-FREE, SHORT-TERM INCOME, INTERMEDIATE TAX-FREE, TCH CORPORATE INCOME, and TCH CORE PLUS BOND and 1.00% of the amount redeemed with respect to all other applicable Funds. The CDSC is based on the lesser of original cost or current market value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND only) on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of net capital gain or net investment income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions— Frequent Traders” below.

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How to Redeem and Exchange Shares (cont.)

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption– Medallion Guarantee” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• If you have opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).
Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee, except for wire transfers from the MONEY MARKET FUNDS.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds U.S. Services to apply for this program.

128	How to Redeem and Exchange Shares

How to Redeem and Exchange Shares (cont.)

BMO Funds Website
• You may redeem Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.
Checkwriting (Money Market Funds (Class Y) Only)
• You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.
• Your check is treated as a redemption order for Fund shares equal to the amount of the check.
• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”
• Checks cannot be used to close your Fund account balance.
• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

How to Redeem and Exchange Shares	129

Additional Conditions for Redemption

Medallion Guarantees.  In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND and INSTITUTIONAL PRIME MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND and 2:00 p.m. (Central Time) with respect to the INSTITUTIONAL PRIME MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend, or terminate this conversion feature at any time.

130	Additional Conditions for Redemption

Additional Conditions for Redemption (cont.)

Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.
The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the MONEY MARKET FUNDS, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY MARKET FUNDS to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges;
•	selective monitoring of trade activity; and
•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND within 30 days after purchase of such shares, determined on a first-in, first-out basis.
The redemption fee is deducted from redemption proceeds and is paid directly to the applicable Fund.
A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions, including redemptions due to disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans, in (i) retirement accounts (for example, IRA accounts and qualified employee benefit plans); (ii) broker-dealer managed account or wrap programs that charge an asset-based fee; (iii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iv) private bank and trust company managed accounts or wrap programs that charge an asset-based fee. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Additional Conditions for Redemption	131

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofundsus.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money or shares paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money or shares paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities. Distributions of net investment income, if any, of the FIXED INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.
Distributions of net investment income, if any, of the EQUITY FUNDS and TCH EMERGING MARKETS BOND FUND are declared and paid quarterly. The INTERNATIONAL and GLOBAL FUNDS (except TCH EMERGING MARKETS BOND FUND) and ALTERNATIVE FUNDS declare and pay distributions of net investment income annually. Distributions of net investment income are paid to all shareholders invested in the EQUITY FUNDS, INTERNATIONAL and GLOBAL FUNDS and ALTERNATIVE FUNDS on the record date, which is the date on which a shareholder must officially own shares to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the

132	Account and Share Information

Account and Share Information (cont.)

reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.
If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Other than a distribution of tax-exempt interest received from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y or Class A shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I or Premier Class shares may be converted to Class Y or Class A shares if your account balance falls below the required minimum of $1,000,000 or $10,000,000, as applicable. Before shares are redeemed to close an account or converted from Class I or Premier Class shares to Class Y or Class A shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. No assurance exists that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income, tax-exempt income, or net capital gains in cash or in additional shares of a Fund. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions from the LOW VOLATILITY EQUITY FUND, DIVIDEND INCOME FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, SMALL-CAP CORE FUND, GLOBAL LOW VOLATILITY EQUITY FUND and ALTERNATIVE STRATEGIES FUND are expected to consist of both investment company taxable income and net capital gains. Fund distributions from the MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND are expected to primarily consist of net capital gains and Fund distributions of the TCH EMERGING MARKETS BOND FUND, SHORT-TERM INCOME FUND, STRATEGIC INCOME FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, HIGH YIELD BOND FUND, and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.
It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities

Account and Share Information	133

Account and Share Information (cont.)

that produce income subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.
Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions made by the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions generally are taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. Any loss realized upon the sale, exchange or redemption of shares of the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, or TAX-FREE MONEY MARKET FUND that were held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
With respect to the INSTITUTIONAL PRIME MONEY MARKET FUND, because the Fund may not maintain a stable share price, there may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange, or sale. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the amount of any gain or loss and the rate of tax will be determined under the rules described in the immediately preceding paragraph. However, If you elect to adopt the simplified NAV method of accounting available under proposed regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The Internal Revenue Service (IRS) has also issued guidance indicating that the wash sale rules described above will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any

134	Account and Share Information

Account and Share Information (cont.)

amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. On December 20, 2017, Congress passed new tax legislation that may have wide ranging consequences, the effects of which are not entirely known as of the date hereof. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after
January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds other than the MONEY MARKET FUNDS are disclosed at www.bmo.com/gam/funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month. With respect to the MONEY MARKET FUNDS, the portfolio holdings are disclosed on the website no later than five business days after month-end for at least the previous six months.

Account and Share Information	135

BMO Funds Information

Management of the BMO Funds.  The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the portfolio securities for the Funds and any underlying funds (except the PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, and TCH EMERGING MARKETS BOND FUND, and portions of the ALTERNATIVE STRATEGIES FUND). The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
The Adviser has entered into a sub-advisory contract with the following subadvisers, pursuant to which each subadviser manages the Fund or Funds indicated.
Sub-Adviser(s)	Fund(s) Managed
Taplin, Canida & Habacht, LLC (TCH)*	BMO TCH Corporate Income BMO TCH Core Plus Bond BMO TCH Emerging Markets Bond
Pyrford International Ltd. (Pyrford)*	BMO Pyrford International Stock
LGM Investments Limited (LGM Investments)*	LGM Emerging Markets Equity
CTC myCFO, LLC (CTC)* Capstone Investment Advisors, LLC (Capstone) Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal) Graham Capital Management, L.P. (Graham) Iridian Asset Management LLC (Iridian)	BMO Alternative Strategies
* Affiliate of the Adviser.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2017, the Adviser had approximately $36.1 billion in assets under management, of which approximately $12.2 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Sub-Advisers’ Background.  TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a wholly-owned subsidiary of the Adviser. As of August 31, 2017, TCH had approximately $10.9 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.
Pyrford is a registered investment adviser that provides asset management services to institutional clients, including pension funds, insurance companies, registered mutual funds, private investment funds, charities, endowments and other corporate entities. Pyrford is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Limited, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. As of August 31, 2017, Pyrford had approximately $9.8 billion in assets under management. Pyrford’s address is 95 Wigmore Street, London, United Kingdom.
LGM Investments is a registered investment adviser founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier equities and provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds, and other funds sponsored by subsidiaries of LGM Investments’ parent company, LGM (Bermuda) Limited (together with its subsidiaries, “LGM”). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. As of August 31, 2017, LGM Investments had approximately $4.8 billion in assets under management. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom.
CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC is a wholly-owned subsidiary of BMO Financial Corp. As of August 31, 2017, CTC had approximately $14.0 billion in assets under management. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.
BMO is the ultimate parent company of the Adviser, TCH, Pyrford, LGM Investments and CTC. Accordingly, the Adviser, TCH, Pyrford, LGM Investments and CTC are affiliates.
Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2017, Capstone had approximately $4.9 billion in assets under management. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.
Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. As of August 31, 2017, Cramer

136	BMO Funds Information

BMO Funds Information (cont.)

Rosenthal had approximately $6.4 billion in assets under management. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.
Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2017, Graham had approximately $14.4 billion in assets under management. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.
Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2017, Iridian had approximately $14.0 billion in assets under management. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.
Not all of the Sub-Advisers listed for the ALTERNATIVE STRATEGIES FUND may be actively managing the Fund at all times. Subject to the oversight of the Board of Directors, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel, or a Sub-Adviser’s adherence to an investment strategy.
All fees of the Funds’ sub-advisers are paid by the Adviser.
Manager-of-Managers Exemptive Order.  BMO Funds, Inc. and the Adviser received an exemptive order from the SEC on June 10, 2015 that permits the Adviser, subject to certain conditions, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and the sole initial shareholder of the ALTERNATIVE STRATEGIES FUND, DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it: (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.
Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.
Fund-of-Funds Exemptive Order.  BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Portfolio Managers.  The following individuals have primary responsibility for the day-to-day management of each respective Fund’s portfolio.
LOW VOLATILITY EQUITY FUND: David A. Corris, Jason C. Hans, Ernesto Ramos, Ph.D., and Jay Kaufman co-manage the LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. He joined the Adviser in 2008 where he currently serves as Head of Quantitative Stock Selection and a Managing Director. He is a CFA Charterholder.
•	Mr. Hans has co-managed the Fund since its inception in September 2012. He joined the Adviser in 2008 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Dr. Ramos has co-managed the Fund since its inception in September 2012. He joined the Adviser in 2005 where he currently serves as Head of Quantitative Equity Strategy and a Managing Director.

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•	Mr. Kaufman has co-managed the Fund since December 2015. He joined the Adviser in 2010 where he currently serves as a Director and Portfolio Manager.
DIVIDEND INCOME FUND: Kenneth Conrad, Ph.D., and Casey J. Sambs co-manage the DIVIDEND INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Dr. Conrad has co-managed the Fund since April 2013. He joined the Adviser in 2008 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Mr. Sambs has co-managed the Fund since April 2013. He joined the Adviser in 2001 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
LARGE-CAP VALUE FUND: David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LARGE-CAP VALUE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. His biographical information is described above.
•	Mr. Hans has co-managed the Fund since February 2012. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since February 2012. His biographical information is described above.
LARGE-CAP GROWTH FUND: David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LARGE-CAP GROWTH FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. His biographical information is described above.
•	Mr. Hans has co-managed the Fund since February 2012. His biographical information is described above.
•	Dr. Ramos has co-managed Fund since February 2012. His biographical information is described above.
MID-CAP VALUE FUND: David Corris and Thomas Lettenberger co-manage the MID-CAP VALUE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. He joined the Adviser in 2005 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
MID-CAP GROWTH FUND: David Corris and Thomas Lettenberger co-manage the MID-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
SMALL-CAP VALUE FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP VALUE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
SMALL-CAP CORE FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP CORE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since its inception in 2013. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since its inception in 2013. His biographical information is described above.
SMALL-CAP GROWTH FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
GLOBAL LOW VOLATILITY EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the GLOBAL LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since December 2013. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since its inception in 2013. His biographical information is described above.
•	Mr. Rosenblatt has co-managed Fund since December 2016. He joined the Adviser in 2012 and currently serves as a Director and Portfolio Manager, after pursuing and completing his Master of Business Administration degree from 2010 to 2012.

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DISCIPLINED INTERNATIONAL EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the DISCIPLINED INTERNATIONAL EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Mr. Rosenblatt has co-managed the Fund since December 2016. His biographical information is described above.
PYRFORD INTERNATIONAL STOCK FUND: Pyrford has managed the PYRFORD INTERNATIONAL STOCK FUND since its inception in December 2011. Tony Cousins, Daniel McDonagh, and Paul Simons co-manage the Fund. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Cousins has co-managed the Fund since December 2011. He joined Pyrford in 1989. He currently serves as Chief Executive Officer, Chief Investment Officer, and is a member of the Investment Strategy Committee.
•	Mr. McDonagh has co-managed the Fund since December 2011. He joined Pyrford in 1997. He currently serves as Head of Portfolio Management, Europe & UK and is a member of the Investment Strategy Committee.
•	Mr. Simons has co-managed the Fund since December 2011. He joined Pyrford in 1996. He currently serves as Head of Portfolio Management, Asia-Pacific and is a member of the Investment Strategy Committee.
LGM EMERGING MARKETS EQUITY FUND: LGM Investments and its affiliate LGM(HK) have managed the LGM EMERGING MARKETS EQUITY FUND since December 2011. Damian Bird, Irina Hunter, and Rishikesh Patel co-manage the Fund. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Bird has co-managed the Fund since July 2016. He joined LGM in 2015 where he serves as a Portfolio Manager. Previously, Mr. Bird was a Portfolio Manager at Infusive Asset Management from 2014 to 2015 and a Portfolio Manager at Arisaig Partners from 2008 to 2015. He is a CFA Charterholder.
•	Ms. Hunter has co-managed the Fund since December 2011. She joined LGM in 2007 where she serves as a Senior Portfolio Manager.
•	Mr. Patel has co-managed the Fund since March 2016. He joined LGM in 2006 where he currently serves as a Portfolio Manager.
TCH EMERGING MARKETS BOND FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH EMERGING MARKETS BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2013. Mr. Kimball joined TCH in 2007 where he serves as Vice President and Portfolio Manager. He joined the Adviser in 2013 where he serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Ms. Mardarovici has co-managed the Fund since 2013. She joined TCH in 2012 where she serves as Vice President and Portfolio Manager. She joined the Adviser in 2005 where she serves as a Director and Portfolio Manager. She is a CFA Charterholder.
•	Mr. Reda has co-managed the Fund since 2015. He joined TCH in 2001 where he serves as Portfolio Manager. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager.
•	Ms. Woodward has co-managed the Fund since 2015. She joined TCH in 2007 where she serves as President and Portfolio Manager. She joined the Adviser in 2017 where she serves as Global Co-Head of Income and a Managing Director. She is a CFA Charterholder.
ALTERNATIVE STRATEGIES FUND: Michael Dowdall and Kristina Kalebich co-manage the ALTERNATIVE STRATEGIES FUND. Both members of the team have primary responsibility over all aspects of the Fund’s investment portfolio, including but not limited to, the evaluation of and portfolio allocations to Sub-Advisers, portfolio risk assessment, and the management of daily cash balances.
•	Mr. Dowdall has co-managed the Fund since March 2017. He joined the Adviser in 2016 where he serves as a Director and Portfolio Manager. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016. He is a CFA Charterholder.
•	Ms. Kalebich has co-managed the Fund since its inception in 2014. Ms. Kalebich joined the Adviser in 2014 where she serves as a Director and Portfolio Manager. From 2010 to 2014, Ms. Kalebich served as Senior Vice President, Head of Portfolio Specialist Group and Senior Portfolio Specialist at Calamos Asset Management. Prior to that, she was a Managing Director, Product Specialist and Client Portfolio Manager at Neuberger Berman. She is a CFA Charterholder.
GLOBAL LONG/SHORT EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the GLOBAL LONG/SHORT EQUITY FUND. All members of the team share

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investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Mr. Rosenblatt has co-managed the Fund since its inception in 2015. His biographical information is described above.
ULTRA SHORT TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the ULTRA SHORT TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. He joined the Adviser in 2015 where he serves as Head of Tax Exempt Fixed Income and a Managing Director. Previously, Mr. Wimmel was Head of Investment Grade Municipals at Invesco Advisers and held various positions there since 1996.
•	Mr. Byron has co-managed the Fund since October 2015. He joined the Adviser in 2015 where he serves as a Director and Portfolio Manager. Previously, Mr. Byron was a Portfolio Manager at Invesco Advisers since 2010 and served in various positions at Van Kampen Asset Management or its affiliates from 1981 to 2010.
•	Mr. Sipich has co-managed the Fund since October 2016. He joined the Adviser in 2015 where he serves as a Vice President and Portfolio Manager. Previously, Mr. Sipich was a quantitative analyst at Invesco Advisers and held various positions there since 2008. He is a CFA Charterholder.
SHORT TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the SHORT TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2015. His biographical information is described above.
•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
SHORT-TERM INCOME FUND: Peter J. Arts and Boyd R. Eager co-manage the SHORT-TERM INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. He joined the Adviser in 1994 where he serves as Global Head of Liquidity and Treasury Solutions and a Managing Director.
•	Mr. Eager has co-managed the Fund since February 2012. He joined the Adviser in 1996 where he serves as a Director and Portfolio Manager.
INTERMEDIATE TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the INTERMEDIATE TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2015. His biographical information is described above.
•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
STRATEGIC INCOME FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward co-manage the STRATEGIC INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2013. His biographical information is described above.
•	Ms. Mardarovici has co-managed the Fund since 2013. Her biographical information is described above.
•	Mr. Reda has co-managed the Fund since April 2017. His biographical information is described above.
•	Ms. Woodward has co-managed the Fund since April 2017. Her biographical information is described above.
TCH CORPORATE INCOME FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH CORPORATE INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2012. His biographical information is described above.
•	Ms. Mardarovici has co-managed the Fund since 2012. Her biographical information is described above.
•	Mr. Reda has co-managed the Fund since 2015. His biographical information is described above.
•	Ms. Woodward has co-managed the Fund since 2015. Her biographical information is described above.
TCH CORE PLUS BOND FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio

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managers of the TCH CORE PLUS BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2012. His biographical information is described above.
•	Ms. Mardarovici has co-managed the Fund since 2012. Her biographical information is described above.
•	Mr. Reda has co-managed the Fund since 2015. His biographical information is described above.
•	Ms. Woodward has co-managed the Fund since 2015. Her biographical information is described above.
HIGH YIELD BOND FUND: Ronald Salinas, Eduardo Simpson, and Janelle Woodward co-manage the HIGH YIELD BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Salinas has co-managed the Fund since March 2017. He joined TCH in 2003 where he serves as Portfolio Manager and Director of Research. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Mr. Simpson has co-managed the Fund since March 2017. He joined TCH in 2011 where he serves as Portfolio Manager. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Ms. Woodward has co-managed the Fund since March 2017. Her biographical information is described above.
GOVERNMENT MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the GOVERNMENT MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since February 2012. His biographical information is described above.
TAX-FREE MONEY MARKET FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the TAX-FREE MONEY MARKET FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
PRIME MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the PRIME MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since February 2012. His biographical information is described above.
INSTITUTIONAL PRIME MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the INSTITUTIONAL PRIME MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since its inception in 2016. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since its inception in 2016. His biographical information is described above.
Advisory Fees.  The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables. Each rate and breakpoint was in effect for the full fiscal year ended August 31, 2017 and is currently in effect unless otherwise noted.
EQUITY FUNDS (except Large-Cap Value, Large-Cap Growth and Small-Cap Core), INTERNATIONAL and GLOBAL FUNDS (except Disciplined International Equity and TCH Emerging Markets Bond) (effective October 4, 2016 for Small-Cap Growth):
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Dividend Income	0.50	0.49	0.45	0.40
Mid-Cap Value	0.685	0.67	0.57	0.51
Mid-Cap Growth	0.685	0.67	0.57	0.51
Small-Cap Value	0.685	0.68	0.62	0.61
Small-Cap Growth	0.685	0.68	0.62	0.61
Global Low Volatility Equity	0.65	0.64	0.60	0.55
Pyrford International Stock	0.735	0.72	0.62	0.56
LGM Emerging Markets Equity	0.90	0.89	0.85	0.80
FIXED INCOME FUNDS:

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	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond	0.55%	0.55%	0.55%	0.55%
Ultra Short Tax-Free	0.20	0.19	0.17	0.10
Short Tax-Free	0.20	0.19	0.17	0.15
Short-Term Income	0.20	0.19	0.17	0.10
Intermediate Tax-Free	0.25	0.16	0.12	0.10
Strategic Income	0.25	0.20	0.20	0.20
TCH Corporate Income	0.20	0.19	0.15	0.10
TCH Core Plus Bond	0.25	0.16	0.12	0.10
High Yield Bond	0.50	0.50	0.50	0.50
LARGE-CAP VALUE, LARGE-CAP GROWTH, SMALL-CAP CORE, DISCIPLINED INTERNATIONAL EQUITY and ALTERNATIVE FUNDS (effective June 1, 2017 for Alternative Strategies):
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.50%	0.475%	0.45%
Large-Cap Growth	0.50	0.475	0.45
Small-Cap Core	0.65	0.625	0.60
Disciplined International Equity	0.60	0.575	0.55
Alternative Strategies	1.50	1.475	1.45
Global Long/Short Equity	1.00	0.975	0.95
MONEY MARKET FUNDS:
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090
Institutional Prime	0.150	0.135	0.120	0.105	0.090
The following table reflects the investment advisory fee paid by each Fund as a percentage of a Fund’s ADNA in accordance with the fee schedule in effect during the fiscal year ended August 31, 2017, after taking into effect breakpoints and/or waivers by the Adviser during the period.
Fund	Advisory Fee Paid in Fiscal 2017
Low Volatility Equity Fund	0.37%
Fund	Advisory Fee Paid in Fiscal 2017
Dividend Income Fund	0.32
Large-Cap Value Fund	0.48
Large-Cap Growth Fund	0.47
Mid-Cap Value Fund	0.67
Mid-Cap Growth Fund	0.56
Small-Cap Value Fund	0.44
Small-Cap Core Fund(1)	(0.03)
Small-Cap Growth Fund	0.72
Global Low Volatility Equity Fund	0.23
Disciplined International Equity Fund	0.36
Pyrford International Stock Fund	0.64
LGM Emerging Markets Equity Fund	0.67
TCH Emerging Markets Bond Fund(1)	(0.48)
Alternative Strategies Fund	0.96
Global Long/Short Equity Fund(1)	(1.64)
Ultra Short Tax-Free Fund	0.08
Short Tax-Free Fund	0.08
Short-Term Income Fund	0.08
Intermediate Tax-Free Fund	0.12
Strategic Income Fund	0.15
TCH Corporate Income Fund	0.19
TCH Core Plus Bond Fund	0.13
High Yield Bond Fund(1)	(0.02)
Government Money Market Fund	0.14
Tax-Free Money Market Fund	0.08
Prime Money Market Fund	0.08
Institutional Prime Money Market Fund	0.05
(1)	The negative advisory fee represents the full waiver of the advisory fee plus additional reimbursement of fund expenses by the Adviser.
The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the ALTERNATIVE FUNDS, also excluding dividend and interest expenses) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section and in the Funds’ SAI. This agreement may not be terminated prior to December 31, 2018 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the

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agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
In addition, the Adviser has the discretion to waive its fee for any Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.
The Funds’ August 31, 2017 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker- dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank provides services to the Funds as custodian of the assets (except for the INTERNATIONAL AND GLOBAL FUNDS and ALTERNATIVE FUNDS) and securities lending agent. For each such Fund, BMO Harris Bank’s custody fees are calculated at the annual rate of 0.005% on the first $10 billion of ADNA for the BMO Funds it services plus 0.0025% of assets exceeding $10 billion. BMO Harris Bank receives a fee as compensation for its services as securities lending agent.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, A, R3, R6, F3, or Premier Class shares of the Funds.
The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.
The Adviser, as administrator, is entitled to receive a fee from the Class Y, A, I and R3 shares of each Fund (except the MONEY MARKET FUNDS) of 0.15% of each Fund’s ADNA.
The Adviser, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:
Fee	Combined ADNA
0.040%	on the first $2 billion
0.030	on the next $2 billion
0.025	on the next $2 billion
0.020	on the next $2 billion
Fee	Combined ADNA
0.010	on ADNA in excess of $8 billion
All fees of the sub-administrator are paid by the Adviser.
The Funds pay fees to the Distributor for the sale and distribution of Class A and Class R3 shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

BMO Funds Information	143

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2013, 2014, 2015, 2016, and 2017 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2017, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Large-Cap Growth Fund
2017	$15.34	$ 0.06	$ 3.03	$ 3.09	$ (0.07)	$ (0.90)	$ (0.97)	$ 17.46	21.30%	1.03%	1.00%	0.34%	$ 74,359	75%
2016	16.26	0.03	1.44	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.23	163,712	70
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013 (3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
Pyrford International Stock Fund
2017 (3)(7)	12.18	0.28	0.95	1.23	(0.25)	—	(0.25)	13.16	10.38	1.30	1.21	2.28	6,162	33
2016 (3)	11.74	0.24	0.44	0.68	(0.24)	—	(0.24)	12.18	5.96	1.31	1.24	2.20	99,916	12
2015 (3)	13.11	0.23	(1.52)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.02	91,700	9
2014 (3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013 (3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
Intermediate Tax-Free Fund
2017	11.61	0.29	(0.21)	0.08	(0.29)	(0.03)	(0.32)	11.37	0.78	0.57	0.55	2.55	975,664	44
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56	0.57	0.55	2.19	1,241,387	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013 (3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
Strategic Income Fund
2017	9.43	0.23	0.08	0.31	(0.29)	—	(0.29)	9.45	3.32	0.90	0.80	2.46	73,488	65
2016	9.31	0.21	0.17	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.28	85,665	13
2015	9.36	0.22	—	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013 (3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
TCH Corporate Income Fund
2017	13.17	0.35	0.14	0.49	(0.35)	(0.11)	(0.46)	13.20	3.86	0.71	0.59	2.70	120,745	44
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23	0.72	0.59	3.65	82,643	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	137,987	26
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
2013 (3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123

144	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
TCH Core Plus Bond Fund
2017	$11.89	$ 0.24	$ (0.02)	$ 0.22	$ (0.28)	$ (0.04)	$ (0.32)	$ 11.79	1.91%	0.59%	0.59%	2.37%	$ 68,946	34%
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36	0.59	0.59	3.00	508,030	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013 (3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
Government Money Market Fund
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.24	0.50	0.42	0.24	814,242	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.29	0.01	268,417	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
Tax-Free Money Market Fund
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.37	0.57	0.45	0.33	76,029	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.06	0.53	0.26	0.03	90,098	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.16	0.01	142,052	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
Prime Money Market Fund
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.42	0.53	0.45	0.36	202,251	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.45	0.38	0.03	903,864	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
Institutional Prime Money Market Fund
2017 (8)	1.00	0.0049	0.0001	0.0050	(0.0049)	(0.0000)	(0.0049)	1.0001	0.50	0.55	0.45	0.50	1,421	—
2016 (6)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.54	0.45	0.14	992	—
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective June 14, 2013, the domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.
(7)	Calculated using the average shares method.
(8)	Effective October 3, 2016, the BMO Institutional Money Market Fund switched the valuation method of its securities from amortized cost to reflecting changes in market values, thus allowing the Fund’s NAV to
“float”. In connection with this change, the Fund’s per share NAV is now calculated to four decimals (e.g., $1.0000).

Financial Highlights	145

Financial Highlights—Advisor Class (Class A) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Low Volatility Equity Fund
2017	$13.79	$ 0.20	$ 0.74	$ 0.94	$(0.20)	$(0.17)	$(0.37)	$14.36	6.94%	1.03%	0.90%	1.47%	$31,624	56%
2016	12.81	0.16	1.35	1.51	(0.17)	(0.36)	(0.53)	13.79	12.13	1.05	0.90	1.40	15,064	40
2015	13.20	0.14	0.55	0.69	(0.18)	(0.90)	(1.08)	12.81	5.22	1.12	0.90	1.12	1,162	47
2014 (6)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02	0.90	1.17	26	47
Dividend Income Fund
2017 (11)	12.94	0.28	1.61	1.89	(0.21)	(0.11)	(0.32)	14.51	14.80	1.08	0.90	2.06	3,205	43
2016	12.59	0.30	1.11	1.41	(0.30)	(0.76)	(1.06)	12.94	11.89	1.08	0.90	2.44	78,531	51
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05	0.90	2.16	74,254	46
2014 (6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2017 (11)	14.14	0.08	1.93	2.01	(0.18)	(0.12)	(0.30)	15.85	14.33	1.02	1.00	0.49	25,061	62
2016	15.23	0.21	0.53	0.74	(0.22)	(1.61)	(1.83)	14.14	5.31	1.10	1.07	1.61	37	60
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	28	72
2014 (6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2017	15.34	0.03	3.06	3.09	(0.07)	(0.90)	(0.97)	17.46	21.30	1.03	1.00	0.39	808	75
2016	16.26	0.02	1.45	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.29	405	70
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	37	94
2014 (6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2017	14.40	0.05	1.28	1.33	(0.05)	(3.77)	(3.82)	11.91	12.88	1.26	1.24	0.74	64,462	139
2016	15.02	0.11	0.86	0.97	(0.12)	(1.47)	(1.59)	14.40	7.27	1.23	1.23	0.90	39	24
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	26	27
2014 (6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30
Mid-Cap Growth Fund
2017	16.26	(0.02)	2.11	2.09	(0.02)	(3.54)	(3.56)	14.79	16.73	1.37	1.24	(0.47)	17,945	157
2016	20.02	0.03	(0.91)	(0.88)	—	(2.88)	(2.88)	16.26	(4.23)	1.29	1.24	0.09	31	59
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	28	53
2014 (6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2017 (11)	13.21	0.03	1.36	1.39	(0.04)	(1.26)	(1.30)	13.30	11.58	1.49	1.24	0.22	4,931	148
2016	12.72	0.03	0.98	1.01	—	(0.52)	(0.52)	13.21	8.23	1.39	1.24	0.17	42,615	39
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46	1.24	(0.46)	72,822	53
2014 (6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43

146	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Small-Cap Core Fund
2017	$11.57	$(0.02)	$ 1.88	$ 1.86	$(0.01)	$(0.20)	$(0.21)	$13.22	16.09%	1.83%	1.15%	(0.18)%	$ 2,612	90%
2016	10.41	0.02	1.22	1.24	—	(0.08)	(0.08)	11.57	11.97	2.54	1.15	0.19	647	70
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02	1.15	(0.28)	629	64
2014 (6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Small-Cap Growth Fund
2017 (9)	17.79	(0.06)	0.64	0.58	—	—	—	18.37	3.26	1.24	1.24	(0.97)	57,737	197
Global Low Volatility Equity Fund
2017 (3)	12.61	0.14	0.66	0.80	(0.17)	(0.08)	(0.25)	13.16	6.59	1.52	1.10	1.96	997	74
2016 (3)	11.31	0.11	1.25	1.36	(0.06)	(0.00)	(0.06)	12.61	12.11	1.63	1.10	2.04	266	36
2015 (3)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76	1.10	2.38	142	31
2014 (3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Disciplined International Equity Fund
2017 (3)	9.56	0.20	1.66	1.86	(0.25)	—	(0.25)	11.17	19.97	1.39	1.15	1.98	149	77
2016 (3)(8)	10.00	0.23	(0.67)	(0.44)	—	—	—	9.56	(4.40)	1.45	1.15	2.53	125	64
Pyrford International Stock Fund
2017 (3)(11)	12.18	0.40	0.83	1.23	(0.25)	—	(0.25)	13.16	10.38	1.30	1.21	3.11	891	33
2016 (3)	11.74	0.33	0.35	0.68	(0.24)	—	(0.24)	12.18	5.96	1.31	1.24	0.92	88	12
2015 (3)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.79	817	9
2014 (3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
LGM Emerging Markets Equity Fund
2017 (3)(11)	14.04	0.13	1.82	1.95	(0.06)	—	(0.06)	15.93	14.03	1.63	1.40	0.96	4,776	40
2016 (3)	12.12	0.16	1.86	2.02	(0.10)	—	(0.10)	14.04	16.88	1.64	1.40	0.92	51,879	24
2015 (3)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59	1.40	2.01	63,966	25
2014 (3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
TCH Emerging Markets Bond Fund
2017 (3)(11)	10.16	0.40	0.10	0.50	—	—	—	10.66	4.92	2.14	1.00	3.95	119	74
2016 (3)	9.89	0.45	0.38	0.83	(0.47)	(0.09)	(0.56)	10.16	9.20	2.84	1.00	4.76	4,168	44
2015 (3)	11.14	0.34	(0.79)	(0.45)	(0.48)	(0.32)	(0.80)	9.89	(4.11)	3.21	1.00	4.94	3,882	60
2014 (3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42	1.00	4.26	26	72
Alternative Strategies Fund
2017 (3)	10.30	(0.18)	0.62	0.44	—	—	—	10.74	4.27	3.65 (10)	2.95 (10)	(0.93)	157	251
2016 (3)	10.40	(0.23)	0.23	0.00	—	(0.10)	(0.10)	10.30	(0.02)	3.88 (10)	3.07 (10)	1.11	286	279
2015 (3)(7)	10.00	(0.06)	0.46	0.40	—	—	—	10.40	4.00	4.94 (10)	2.72 (10)	(1.07)	1,011	119

Financial Highlights	147

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Global Long/Short Equity Fund
2017 (3)	$10.68	$ 0.01	$ 1.66	$ 1.67	$(0.04)	$(0.09)	$(0.13)	$12.22	15.77%	5.05 (10)%	2.42 (10)%	0.03%	$ 730	42%
2016 (3)(8)	10.00	0.03	0.65	0.68	—	—	—	10.68	6.80	9.46 (10)	2.36 (10)	0.46	510	45
Ultra Short Tax-Free Fund
2017	10.08	0.07	0.01	0.08	(0.07)	(0.01)	(0.08)	10.08	0.80	0.64	0.55	0.74	34,696	126
2016	10.08	0.04	0.01	0.05	(0.04)	(0.01)	(0.05)	10.08	0.50	0.64	0.55	0.39	25	56
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	25	57
2014 (6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59	0.55	0.50	25	86
Short Tax-Free Fund
2017	10.24	0.13	(0.02)	0.11	(0.13)	(0.00)	(0.13)	10.22	1.08	0.76	0.55	1.27	7,166	93
2016	10.20	0.11	0.06	0.17	(0.11)	(0.02)	(0.13)	10.24	1.69	0.77	0.55	1.04	1,151	39
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83	0.55	1.15	453	50
2014 (6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83	0.55	1.29	25	69
Short-Term Income Fund
2017	9.40	0.15	(0.01)	0.14	(0.15)	—	(0.15)	9.39	1.46	0.72	0.60	1.61	33,311	53
2016	9.33	0.10	0.07	0.17	(0.10)	—	(0.10)	9.40	1.87	0.70	0.60	0.98	157	64
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69	0.60	1.02	25	29
2014 (6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71	0.60	1.10	25	43
Intermediate Tax-Free Fund
2017	11.61	0.29	(0.21)	0.08	(0.29)	(0.03)	(0.32)	11.37	0.79	0.57	0.55	2.57	10,842	44
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56	0.57	0.55	2.18	1,693	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.24	2,095	26
2014 (6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60	0.55	2.41	2,044	35
Strategic Income Fund
2017	9.43	0.28	0.03	0.31	(0.29)	—	(0.29)	9.45	3.32	0.90	0.80	3.14	18,354	65
2016	9.31	0.22	0.16	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.27	32	13
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	26	44
2014 (6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94	0.80	2.38	25	129
TCH Corporate Income Fund
2017	13.17	0.35	0.14	0.49	(0.35)	(0.11)	(0.46)	13.20	3.86	0.71	0.59	2.63	1,384	44
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23	0.72	0.59	3.77	66	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	25	26
2014 (6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72	0.59	2.92	25	25

148	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
TCH Core Plus Bond Fund
2017	$11.89	$ 0.28	$(0.06)	$ 0.22	$(0.28)	$(0.04)	$(0.32)	$11.79	1.91%	0.59%	0.59%	2.36%	$ 3,337	34%
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36	0.59	0.59	2.99	1,434	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.71	312	25
2014 (6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60	0.59	2.74	25	44
High Yield Bond Fund
2017	9.49	0.44	0.15	0.59	(0.50)	—	(0.50)	9.58	6.37	1.42	0.90	5.26	1,010	47
2016	9.41	0.48	0.08	0.56	(0.48)	—	(0.48)	9.49	6.22	1.21	0.90	5.15	72,010	51
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)	1.21	0.90	5.13	42,843	46
2014 (6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17	0.90	5.09	25	42
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(8)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(9)	Reflects operations for the period from May 31, 2017 (inception date) to August 31, 2017
(10)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

Alternative Strategies Fund			Global Long/Short Equity Fund
	Gross	Net		Gross	Net
2017	2.85%	2.15%	2017	4.23%	1.60%
2016	3.05	2.20	2016	8.70	1.60
2015	4.42	2.20
(11)	Calculated using the average shares method.

Financial Highlights	149

Financial Highlights—Institutional Class (Class I) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Low Volatility Equity Fund
2017	$13.84	$ 0.24	$ 0.74	$ 0.98	$(0.23)	$(0.17)	$(0.40)	$14.42	7.24%	0.78%	0.65%	1.69%	$127,837	56%
2016	12.84	0.20	1.35	1.55	(0.19)	(0.36)	(0.55)	13.84	12.47	0.80	0.65	1.62	135,413	40
2015	13.22	0.20	0.53	0.73	(0.21)	(0.90)	(1.11)	12.84	5.56	0.87	0.65	1.52	76,792	47
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
2013 (3)(6)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2017 (13)	12.96	0.33	1.60	1.93	(0.31)	(0.11)	(0.42)	14.47	15.15	0.83	0.65	2.37	112,377	43
2016	12.62	0.35	1.08	1.43	(0.33)	(0.76)	(1.09)	12.96	12.07	0.83	0.65	2.68	38,719	51
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013 (3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
Large-Cap Value Fund
2017 (13)	14.16	0.22	1.83	2.05	(0.21)	(0.12)	(0.33)	15.88	14.66	0.77	0.75	1.47	307,156	62
2016	15.26	0.24	0.53	0.77	(0.26)	(1.61)	(1.87)	14.16	5.57	0.85	0.82	1.83	136,813	60
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013 (3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
Large-Cap Growth Fund
2017	15.47	0.10	3.06	3.16	(0.13)	(0.90)	(1.03)	17.60	21.63	0.78	0.75	0.65	278,436	75
2016	16.39	0.07	1.44	1.51	(0.06)	(2.37)	(2.43)	15.47	9.88	0.88	0.82	0.50	95,438	70
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013 (3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
Mid-Cap Value Fund
2017	14.38	0.08	1.27	1.35	(0.07)	(3.77)	(3.84)	11.89	13.10	1.01	0.99	0.91	127,304	139
2016	15.01	0.16	0.85	1.01	(0.17)	(1.47)	(1.64)	14.38	7.55	0.98	0.98	1.09	75,608	24
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013 (3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48

150	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Mid-Cap Growth Fund
2017	$16.76	$ 0.03	$ 2.19	$ 2.22	$(0.05)	$(3.54)	$(3.59)	$15.39	17.07%	1.12%	0.99%	(0.07)%	$ 94,464	157%
2016	20.51	0.04	(0.91)	(0.87)	—	(2.88)	(2.88)	16.76	(4.06)	1.04	0.99	0.33	39,569	59
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013 (3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
Small-Cap Value Fund
2017 (13)	13.37	0.04	1.41	1.45	(0.09)	(1.26)	(1.35)	13.47	11.87	1.24	0.99	0.33	56,585	148
2016	12.84	0.05	1.00	1.05	—	(0.52)	(0.52)	13.37	8.47	1.14	0.99	0.40	25,522	39
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013 (3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
Small-Cap Core Fund
2017	11.64	0.01	1.89	1.90	(0.04)	(0.20)	(0.24)	13.30	16.33	1.58	0.90	0.14	17,049	90
2016	10.45	0.03	1.25	1.28	(0.01)	(0.08)	(0.09)	11.64	12.37	2.29	0.90	0.44	10,780	70
2015	10.40	0.02	0.03	0.05	—	—	—	10.45	0.48	4.77	0.90	0.17	3,632	64
2014 (9)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75	0.90	(0.03)	3,030	43
Small-Cap Growth Fund
2017	16.62	(0.14)	2.52	2.38	—	—	—	19.00	14.32	1.02	1.02	(037)	81,259	197
2016	18.60	(0.10)	(0.64)	(0.74)	—	(1.24)	(1.24)	16.62	(3.72)	1.18	1.18	(0.21)	179,726	63
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15	1.15	(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15	1.15	(0.09)	363,988	82
2013 (3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16	1.16	(0.62)	297,065	76
Global Low Volatility Equity Fund
2017 (3)	12.65	0.19	0.64	0.83	(0.20)	(0.08)	(0.28)	13.20	6.76	1.27	0.85	1.98	48,221	74
2016 (3)	11.34	0.07	1.33	1.40	(0.09)	(0.00)	(0.09)	12.65	12.44	1.38	0.85	2.26	38,909	36
2015 (3)	11.50	0.25	(0.26)	(0.01)	(0.10)	(0.05)	(0.15)	11.34	(0.08)	5.51	0.85	2.16	4,144	31
2014 (3)(8)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27	0.85	1.76	3,947	29
Disciplined International Equity Fund
2017 (3)	9.58	0.25	1.64	1.89	(0.28)	—	(0.28)	11.19	20.30	1.14	0.90	2.13	72,239	77
2016 (3)(11)	10.00	0.23	(0.65)	(0.42)	—	—	—	9.58	(4.20)	1.20	0.90	2.51	67,434	64

Financial Highlights	151

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Pyrford International Stock Fund
2017 (3)(13)	$12.22	$ 0.32	$ 0.94	$ 1.26	$(0.27)	$ —	$(0.27)	$13.21	10.68%	1.05%	0.96%	2.59%	$593,746	33%
2016 (3)	11.78	0.35	0.36	0.71	(0.27)	—	(0.27)	12.22	6.21	1.06	0.99	2.44	485,787	12
2015 (3)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03	0.99	2.52	626,232	9
2014 (3)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02	0.99	3.32	272,486	6
2013 (3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09	0.99	2.63	159,985	15
LGM Emerging Markets Equity Fund
2017 (3)(13)	14.08	0.15	1.84	1.99	(0.10)	—	(0.10)	15.97	14.36	1.38	1.15	1.04	157,581	40
2016 (3)	12.16	0.15	1.90	2.05	(0.13)	—	(0.13)	14.08	17.12	1.39	1.15	1.07	78,851	24
2015 (3)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34	1.15	1.15	85,034	25
2014 (3)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30	1.15	1.89	111,807	38
2013 (3)	13.69	0.26	(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40	1.15	2.41	84,760	29
TCH Emerging Markets Bond Fund
2017 (3)(13)	10.17	0.40	0.09	0.49	(0.31)	—	(0.31)	10.35	5.07	1.89	0.85	3.96	11,765	74
2016 (3)	9.90	0.47	0.38	0.85	(0.49)	(0.09)	(0.58)	10.17	9.36	2.59	0.85	4.91	4,176	44
2015 (3)	11.16	0.51	(0.96)	(0.45)	(0.49)	(0.32)	(0.81)	9.90	(4.04)	2.96	0.85	4.96	3,812	60
2014 (3)(8)	10.00	0.44	0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85	0.85	4.52	3,961	72
Alternative Strategies Fund
2017 (3)	10.33	(0.09)	0.57	0.48	—	—	—	10.81	4.65	3.40 (12)	2.70 (12)	(0.67)	95,583	251
2016 (3)	10.42	(0.05)	0.07	0.02	(0.01)	(0.10)	(0.11)	10.33	0.16	3.63 (12)	2.82 (12)	(0.75)	109,128	279
2015 (3)(10)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69 (12)	2.47 (12)	(1.11)	34,261	119
Global Long/Short Equity Fund
2017 (3)	10.70	0.05	1.66	1.71	(0.07)	(0.09)	(0.16)	12.25	16.10	4.80 (12)	2.17 (12)	0.27	8,967	42
2016 (3)(11)	10.00	0.04	0.66	0.70	—	—	—	10.70	7.00	9.21 (12)	2.11 (12)	0.50	3,717	45
Ultra Short Tax-Free Fund
2017	10.07	0.10	0.02	0.12	(0.10)	(0.01)	(0.11)	10.08	1.15	0.39	0.30	0.94	625,691	126
2016	10.08	0.07	0.00	0.07	(0.07)	(0.01)	(0.08)	10.07	0.65	0.39	0.30	0.65	548,641	56
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35	0.30	0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34	0.30	0.82	663,538	86
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32	0.30	0.97	739,246	71

152	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Short Tax-Free Fund
2017	$10.25	$ 0.14	$(0.03)	$ 0.11	$(0.14)	$(0.00)	$(0.14)	$10.22	1.14%	0.51%	0.40%	1.39%	$175,454	93%
2016	10.20	0.13	0.07	0.20	(0.13)	(0.02)	(0.15)	10.25	1.94	0.52	0.40	1.18	168,592	39
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58	0.40	1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62	0.40	1.45	78,050	69
2013 (3)(7)	10.00	0.10	(0.05)	(0.05)	0.10	—	(0.10)	9.95	0.45	0.81	0.40	1.33	34,138	74
Short-Term Income Fund
2017	9.42	0.17	(0.02)	0.15	(0.17)	—	(0.17)	9.40	1.60	0.47	0.35	1.76	209,278	53
2016	9.35	0.11	0.09	0.20	(0.13)	—	(0.13)	9.42	2.12	0.45	0.35	1.16	234,507	64
2015	9.42	0.12	(0.06)	0.06	(0.13)	—	(0.13)	9.35	0.69	0.44	0.35	1.24	263,894	29
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43	0.35	1.35	142,526	43
2013 (3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43	0.35	1.70	117,378	51
Intermediate Tax-Free Fund
2017	11.60	0.31	(0.20)	0.11	(0.31)	(0.03)	(0.34)	11.37	1.11	0.32	0.32	2.79	631,658	44
2016	11.26	0.28	0.36	0.64	(0.28)	(0.02)	(0.30)	11.60	5.71	0.32	0.32	2.43	601,873	42
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32	0.32	2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36	0.36	2.77	396,291	35
2013 (3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36	0.36	2.70	352,883	39
Strategic Income Fund
2017	9.42	0.27	0.06	0.33	(0.31)	—	(0.31)	9.44	3.58	0.65	0.55	2.68	21,550	65
2016	9.31	0.23	0.17	0.40	(0.29)	—	(0.29)	9.42	4.32	0.61	0.55	2.53	21,663	13
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013 (3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
TCH Corporate Income Fund
2017	13.15	0.37	0.15	0.52	(0.37)	(0.11)	(0.48)	13.19	4.07	0.46	0.46	2.84	134,293	44
2016	12.32	0.46	0.88	1.34	(0.46)	(0.05)	(0.51)	13.15	11.28	0.47	0.47	3.77	129,429	62
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
2013 (3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	0.50	3.36	93,490	123

Financial Highlights	153

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
TCH Core Plus Bond Fund
2017	$11.89	$ 0.31	$(0.07)	$ 0.24	$(0.31)	$(0.04)	$(0.35)	$11.78	2.08%	0.34%	0.34%	2.62%	$975,051	34%
2016	11.42	0.37	0.48	0.85	(0.38)	(0.00)	(0.38)	11.89	7.63	0.34	0.34	3.25	459,228	39
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013 (3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
High Yield Bond Fund
2017	9.49	0.52	0.08	0.60	(0.52)	—	(0.52)	9.57	6.53	1.17	0.65	5.50	12,303	47
2016	9.41	0.50	0.08	0.58	(0.50)	—	(0.50)	9.49	6.47	0.96	0.65	5.43	34,345	51
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013 (3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective June 14, 2013, the domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(7)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(8)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(9)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(10)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(11)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(12)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

Alternative Strategies Fund			Global Long/Short Equity Fund
	Gross	Net		Gross	Net
2017	2.60%	1.90%	2017	3.98%	1.35%
2016	2.76	1.95	2016	8.45	1.35
2015	4.17	1.95
(13)	Calculated using the average shares method.

154	Financial Highlights

Financial Highlights—Premier Class of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Government Money Market Fund
2017	$1.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 1.00	0.45%	0.25%	0.20%	0.45%	$2,269,361	— %
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.11	0.28	0.18	0.12	1,967,459	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.28	0.08	0.01	467,294	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
Tax-Free Money Market Fund
2017	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.62	0.32	0.20	0.57	238,772	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.17	0.28	0.16	0.13	313,954	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
Prime Money Market Fund
2017	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.67	0.28	0.20	0.61	166,338	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.22	0.20	0.20	0.21	668,609	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
Institutional Prime Money Market Fund
2017 (6)	1.00	0.0074	0.0001	0.0075	(0.0074)	(0.0000)	(0.0074)	1.0001	0.75	0.30	0.20	0.74	400,203	—
2016 (5)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.00	0.29	0.20	0.37	415,218	—
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.
(6)	Effective October 3, 2016, the BMO Institutional Money Market Fund switched the valuation method of its securities from amortized cost to reflecting changes in market values, thus allowing the Fund’s NAV to “float”. In connection with this change, the Fund’s per share NAV is now calculated to four decimals (e.g., $1.0000).

Financial Highlights	155

Financial Highlights—Retirement Class R3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Mid-Cap Value Fund
2017	$14.34	$ 0.04	$ 1.25	$ 1.29	$(0.02)	$(3.77)	$(3.79)	$11.84	12.60%	1.51%	1.49%	0.40%	$ 24	139%
2016	14.96	0.07	0.86	0.93	(0.08)	(1.47)	(1.55)	14.34	6.95	1.48	1.48	0.56	28	24
2015	17.62	(0.01)	(0.59)	(0.60)	—	(2.06)	(2.06)	14.96	(3.80)	1.47	1.47	(0.06)	25	27
2014 (5)	16.58	0.00	1.04	1.04	—	—	—	17.62	6.27	1.45	1.45	0.07	26	30
Small-Cap Value Fund
2017 (6)	13.21	(0.02)	1.38	1.36	(0.04)	(1.26)	(1.30)	13.27	11.32	1.74	1.49	(0.15)	117	148
2016	12.76	0.00	0.97	0.97	—	(0.52)	(0.52)	13.21	7.88	1.64	1.49	(0.07)	84	39
2015	14.48	(0.08)	(0.83)	(0.91)	—	(0.81)	(0.81)	12.76	(6.43)	1.71	1.49	(0.62)	24	53
2014 (5)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.

156	Financial Highlights

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2017 (9)	$14.17	$ 0.26	$ 1.81	$ 2.07	$(0.24)	$(0.12)	$(0.36)	$15.88	14.75%	0.62%	0.60%	1.64%	$ 1,479	62%
2016 (7)	13.81	0.21	0.30	0.51	(0.15)	—	(0.15)	14.17	3.77	0.63	0.60	2.27	52	60
Large-Cap Growth Fund
2017	15.49	0.09	3.10	3.19	(0.16)	(0.90)	(1.06)	17.62	21.83	0.63	0.60	0.75	2,852	75
2016 (7)	14.75	0.07	0.67	0.74	—	—	—	15.49	5.02	0.66	0.60	0.72	53	70
Mid-Cap Value Fund
2017	14.38	0.11	1.26	1.37	(0.08)	(3.77)	(3.85)	11.90	13.31	0.86	0.84	1.05	14,714	139
2016	15.03	0.18	0.84	1.02	(0.20)	(1.47)	(1.67)	14.38	7.65	0.83	0.83	1.28	11,332	24
2015	17.65	0.11	(0.62)	(0.51)	(0.05)	(2.06)	(2.11)	15.03	(3.19)	0.82	0.82	0.64	8,776	27
2014 (6)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2017	16.83	0.07	2.18	2.25	(0.08)	(3.54)	(3.62)	15.46	17.22	0.97	0.84	(0.13)	592	157
2016	20.55	0.09	(0.93)	(0.84)	—	(2.88)	(2.88)	16.83	(3.89)	0.89	0.84	0.49	25	59
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014 (6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2017 (9)	13.42	0.05	1.42	1.47	(0.10)	(1.26)	(1.36)	13.53	12.05	1.09	0.84	0.37	2,653	148
2016	12.87	0.07	1.00	1.07	—	(0.52)	(0.52)	13.42	8.61	0.99	0.84	0.60	926	39
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014 (6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2017 (3)(9)	12.23	0.40	0.88	1.28	(0.29)	—	(0.29)	13.22	10.85	0.90	0.81	3.21	48,889	33
2016 (3)	11.79	0.20	0.53	0.73	(0.29)	—	(0.29)	12.23	6.35	0.91	0.84	2.85	16,100	12
2015 (3)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014 (3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

Financial Highlights	157

Financial Highlights—Class F3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Pyrford International Stock Fund
2017 (3)(8)(9)	$13.21	$0.12	$(0.11)	$0.01	$—	$—	$—	$13.22	0.08%	0.88%	0.79%	3.52%	$26	33%
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Reflects operations for the period from December 28, 2015 (inception date) to August 31, 2016.
(8)	Reflects operations for the period from May 31, 2017 (inception date) to August 31, 2017.
(9)	Calculated using the average shares method.

158	Financial Highlights

PRSRT STD
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PAID
LANCASTER, PA
PERMIT NO. 1793
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The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofundsus.com.
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.
They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.
Public Reference Section: Securities and Exchange Commission Washington, D.C. 20549-1520 | publicinfo@sec.gov | 1-202-551-8090
Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.
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Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.
© 2017 BMO Financial Corp. (12/17)	Investment Company Act File No. 811-58433

December 29, 2017, as supplemented January 9, 2018 BMO Funds
BMO Funds
Prospectus
Target Retirement Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Retirement Class (Class R3)	Retirement Class (Class R6)

BMO Target Retirement Funds
BMO In-Retirement Fund	BTRYX	BTRRX	BTRTX
BMO Target Retirement 2015 Fund	BRTAX	BRTCX	BRTDX
BMO Target Retirement 2020 Fund	BTRDX	BTRFX	BTRGX
BMO Target Retirement 2025 Fund	BRTEX	BRTGX	BRTHX
BMO Target Retirement 2030 Fund	BTRHX	BTRKX	BTRLX
BMO Target Retirement 2035 Fund	BRTIX	BRTKX	BRTLX
BMO Target Retirement 2040 Fund	BTRMX	BTRPX	BTRQX
BMO Target Retirement 2045 Fund	BRTMX	BRTPX	BRTQX
BMO Target Retirement 2050 Fund	BTRUX	BTRWX	BTRZX
BMO Target Retirement 2055 Fund	BRTRX	BRTTX	BRTUX

Fund Summary
BMO In-Retirement Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund has passed its target date of 2010, the Fund has reduced its emphasis on growth and increased its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.42%	1.17%	1.02%
Acquired (underlying) Fund Fees and Expenses(1)	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	2.07%	2.32%	1.67%
Fee Waiver and Expense Reimbursement(2)	(1.09)%	(1.09)%	(1.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.98%	1.23%	0.58%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 100	$ 125	$ 59
3 Years	$ 543	$ 620	$ 420
5 Years	$1,013	$1,141	$ 805
10 Years	$2,313	$2,572	$1,885
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who retired in or around the year 2010 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	1

BMO In-Retirement Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

2	BMO Target Retirement Funds

BMO In-Retirement Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	3

BMO In-Retirement Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

4	BMO Target Retirement Funds

BMO In-Retirement Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2007-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 7.50%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	12.28%
Worst quarter	12/31/2008	(13.03)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class R6 (Inception 10/25/2005)
Return Before Taxes	6.45%	6.56%	4.40%
Return After Taxes on Distributions	3.79%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	N/A	N/A
S&P Target Date 2010 Index (reflects no deduction for fees, expenses or taxes)	5.82%	5.75%	4.21%
	1 Year	5 Years	10 Years
LMATFI 2010 (reflects deduction of fees and no deduction for sales charges or taxes)	5.51%	5.46%	3.96%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	6.05%	4.52%
Class R3 (Inception 8/30/2013)
Return Before Taxes	5.84%	4.27%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses or taxes)	5.82%	4.93%
LMATFI 2010 (reflects deduction of fees and no deduction for sales charges or taxes)	5.51%	4.32%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2010 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2010 retirement horizon.
The Lipper Mixed-Asset Target 2010 Funds Index (LMATFI 2010) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	5

BMO In-Retirement Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	4.29%	4.04%	3.89%
Acquired (underlying) Fund Fees and Expenses(1)	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	4.96%	5.21%	4.56%
Fee Waiver and Expense Reimbursement(2)	(3.96)%	(3.96)%	(3.96)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	1.25%	0.60%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 102	$ 127	$ 61
3 Years	$1,134	$1,206	$1,018
5 Years	$2,167	$2,280	$1,982
10 Years	$4,753	$4,946	$4,432
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who retired in or around the year 2015 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	7

BMO Target Retirement 2015 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

8	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	9

BMO Target Retirement 2015 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

10	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund (cont.)

may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2014-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 9.21%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	4.60%
Worst quarter	9/30/2015	(4.89)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	6.86%	4.13%
Return After Taxes on Distributions	5.73%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	3.88%	2.96%
Class Y (Inception 12/27/2013)
Return Before Taxes	6.47%	3.69%
Class R3 (Inception 12/27/2013)
Return Before Taxes	6.20%	3.43%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses or taxes)	6.55%	6.77%
LMATFI 2015 (reflects deduction of fees and no deduction for sales charges or taxes)	5.51%	3.15%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2015 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2015 retirement horizon.
The Lipper Mixed-Asset Target 2015 Funds Index (LMATFI 2015) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	11

BMO Target Retirement 2015 Fund (cont.)

BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.63%	0.38%	0.23%
Acquired (underlying) Fund Fees and Expenses(1)	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.33%	1.58%	0.93%
Fee Waiver and Expense Reimbursement(2)	(0.30)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.03%	1.28%	0.63%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 105	$ 130	$ 64
3 Years	$ 392	$ 469	$ 266
5 Years	$ 700	$ 832	$ 485
10 Years	$1,575	$1,853	$1,116
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2020 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	13

BMO Target Retirement 2020 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

14	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	15

BMO Target Retirement 2020 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

16	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2007-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 11.03%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	15.19%
Worst quarter	12/31/2008	(17.51)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class R6 (Inception 12/2/2005)
Return Before Taxes	7.29%	8.33%	4.66%
Return After Taxes on Distributions	5.05%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.10%	N/A	N/A
S&P Target Date 2020 Index (reflects no deduction for fees, expenses or taxes)	7.22%	7.66%	4.68%
	1 Year	5 Years	10 Years
LMATFI 2020 (reflects deduction of fees and no deduction for sales charges or taxes)	5.58%	6.86%	4.20%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	6.92%	5.62%
Class R3 (Inception 8/30/2013)
Return Before Taxes	6.63%	5.36%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses or taxes)	7.22%	6.23%
LMATFI 2020 (reflects deduction of fees and no deduction for sales charges or taxes)	5.58%	5.15%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2020 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2020 retirement horizon.
The Lipper Mixed-Asset Target 2020 Funds Index (LMATFI 2020) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	17

BMO Target Retirement 2020 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.04%	0.79%	0.64%
Acquired (underlying) Fund Fees and Expenses(1)	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.75%	2.00%	1.35%
Fee Waiver and Expense Reimbursement(2)	(0.71)%	(0.71)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.04%	1.29%	0.64%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 106	$ 131	$ 65
3 Years	$ 482	$ 559	$ 358
5 Years	$ 882	$1,012	$ 671
10 Years	$2,004	$2,270	$1,562
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2025 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	19

BMO Target Retirement 2025 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

20	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	21

BMO Target Retirement 2025 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

22	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund (cont.)

may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2014-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 12.64%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	4.59%
Worst quarter	9/30/2015	(6.50)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	7.21%	4.18%
Return After Taxes on Distributions	5.86%	3.44%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	3.05%
Class Y (Inception 12/27/2013)
Return Before Taxes	6.75%	3.78%
Class R3 (Inception 12/27/2013)
Return Before Taxes	6.52%	3.52%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.90%
LMATFI 2025 (reflects deduction of fees and no deduction for sales charges or taxes)	6.33%	3.67%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2025 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2025 retirement horizon.
The Lipper Mixed-Asset Target 2025 Funds Index (LMATFI 2025) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	23

BMO Target Retirement 2025 Fund (cont.)

BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.61%	0.36%	0.21%
Acquired (underlying) Fund Fees and Expenses(1)	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.33%	1.58%	0.93%
Fee Waiver and Expense Reimbursement(2)	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.09%	1.34%	0.69%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.62% for Class R3, and (0.03)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 111	$ 136	$ 70
3 Years	$ 398	$ 475	$ 272
5 Years	$ 706	$ 838	$ 491
10 Years	$1,581	$1,858	$1,121
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2030 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	25

BMO Target Retirement 2030 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

26	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	27

BMO Target Retirement 2030 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

28	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2007-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 13.75%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	16.73%
Worst quarter	12/31/2008	(20.01)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class R6 (Inception 12/2/2005)
Return Before Taxes	7.28%	9.61%	4.75%
Return After Taxes on Distributions	5.47%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.92%	N/A	N/A
S&P Target Date 2030 Index (reflects no deduction for fees, expenses or taxes)	8.34%	9.05%	4.82%
	1 Year	5 Years	10 Years
LMATFI 2030 (reflects deduction of fees and no deduction for sales charges or taxes)	7.55%	8.60%	4.21%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	6.90%	6.30%
Class R3 (Inception 8/30/2013)
Return Before Taxes	6.63%	6.03%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses or taxes)	8.34%	7.04%
LMATFI 2030 (reflects deduction of fees and no deduction for sales charges or taxes)	7.55%	6.41%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2030 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2030 retirement horizon.
The Lipper Mixed-Asset Target 2030 Funds Index (LMATFI 2030) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	29

BMO Target Retirement 2030 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.13%	0.88%	0.73%
Acquired (underlying) Fund Fees and Expenses(1)	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.85%	2.10%	1.45%
Fee Waiver and Expense Reimbursement(2)	(0.76)%	(0.76)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.09%	1.34%	0.69%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.62% for Class R3, and (0.03)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 111	$ 136	$ 70
3 Years	$ 508	$ 585	$ 384
5 Years	$ 930	$1,059	$ 720
10 Years	$2,107	$2,371	$1,670
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2035 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	31

BMO Target Retirement 2035 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

32	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	33

BMO Target Retirement 2035 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

34	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund (cont.)

may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2014-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 14.75%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	4.94%
Worst quarter	9/30/2015	(7.62)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	7.36%	3.88%
Return After Taxes on Distributions	5.84%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	4.78%	2.84%
Class Y (Inception 12/27/2013)
Return Before Taxes	6.98%	3.49%
Class R3 (Inception 12/27/2013)
Return Before Taxes	6.68%	3.18%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses or taxes)	8.86%	8.93%
LMATFI 2035 (reflects deduction of fees and no deduction for sales charges or taxes)	7.34%	4.03%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2035 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2035 retirement horizon.
The Lipper Mixed-Asset Target 2035 Funds Index (LMATFI 2035) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	35

BMO Target Retirement 2035 Fund (cont.)

BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.73%	0.48%	0.33%
Acquired (underlying) Fund Fees and Expenses(1)	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.45%	1.70%	1.05%
Fee Waiver and Expense Reimbursement(2)	(0.37)%	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.08%	1.33%	0.68%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 110	$ 135	$ 69
3 Years	$ 422	$ 500	$ 297
5 Years	$ 757	$ 888	$ 543
10 Years	$1,703	$1,978	$1,249
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2040 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	37

BMO Target Retirement 2040 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

38	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	39

BMO Target Retirement 2040 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

40	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2007-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 15.36%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	17.49%
Worst quarter	12/31/2008	(21.34)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class R6 (Inception 12/1/2005)
Return Before Taxes	7.29%	10.29%	4.81%
Return After Taxes on Distributions	5.41%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.03%	N/A	N/A
S&P Target Date 2040 Index (reflects no deduction for fees, expenses or taxes)	9.22%	10.00%	4.92%
	1 Year	5 Years	10 Years
LMATFI 2040 (reflects deduction of fees and no deduction for sales charges or taxes)	7.49%	9.24%	4.14%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	6.91%	6.67%
Class R3 (Inception 8/30/2013)
Return Before Taxes	6.63%	6.40%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses or taxes)	9.22%	7.69%
LMATFI 2040 (reflects deduction of fees and no deduction for sales charges or taxes)	7.49%	6.63%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2040 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2040 retirement horizon.
The Lipper Mixed-Asset Target 2040 Funds Index (LMATFI 2040) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	41

BMO Target Retirement 2040 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.72%	1.47%	1.32%
Acquired (underlying) Fund Fees and Expenses(1)	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	2.42%	2.67%	2.02%
Fee Waiver and Expense Reimbursement(2)	(1.36)%	(1.36)%	(1.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.06%	1.31%	0.66%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 108	$ 133	$ 67
3 Years	$ 624	$ 700	$ 502
5 Years	$1,167	$1,293	$ 962
10 Years	$2,653	$2,902	$2,239
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2045 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	43

BMO Target Retirement 2045 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

44	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	45

BMO Target Retirement 2045 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

46	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund (cont.)

may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2014-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 15.50%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	5.18%
Worst quarter	9/30/2015	(8.12)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	7.43%	4.42%
Return After Taxes on Distributions	5.81%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.94%	3.28%
Class Y (Inception 12/27/2013)
Return Before Taxes	7.12%	4.04%
Class R3 (Inception 12/27/2013)
Return Before Taxes	6.85%	3.76%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses or taxes)	9.54%	9.50%
LMATFI 2045 (reflects deduction of fees and no deduction for sales charges or taxes)	7.76%	4.15%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2045 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2045 retirement horizon.
The Lipper Mixed-Asset Target 2045 Funds Index (LMATFI 2045) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	47

BMO Target Retirement 2045 Fund (cont.)

BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.85%	0.60%	0.45%
Acquired (underlying) Fund Fees and Expenses(1)	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.55%	1.80%	1.15%
Fee Waiver and Expense Reimbursement(2)	(0.49)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.06%	1.31%	0.66%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 108	$ 133	$ 67
3 Years	$ 442	$ 519	$ 317
5 Years	$ 798	$ 929	$ 586
10 Years	$1,804	$2,076	$1,354
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2050 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	49

BMO Target Retirement 2050 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

50	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	51

BMO Target Retirement 2050 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

52	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of broad measures of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2007-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 15.50%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	17.44%
Worst quarter	12/31/2008	(21.19)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class R6 (Inception 12/19/2005)
Return Before Taxes	7.48%	10.28%	4.84%
Return After Taxes on Distributions	5.62%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.13%	N/A	N/A
S&P Target Date 2050 Index (reflects no deduction for fees, expenses or taxes)	9.74%	10.60%	N/A
	1 Year	5 Years	10 Years
LMATFI 2050+ (reflects deduction of fees and no deduction for sales charges or taxes)	7.87%	9.45%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	7.10%	6.73%
Class R3 (Inception 8/30/2013)
Return Before Taxes	6.80%	6.46%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses or taxes)	9.74%	8.11%
LMATFI 2050+ (reflects deduction of fees and no deduction for sales charges or taxes)	7.87%	6.48%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	11.95%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2050 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2050 retirement horizon.
The Lipper Mixed-Asset Target 2050+ Funds Index (LMATFI 2050+) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August

BMO Target Retirement Funds	53

BMO Target Retirement 2050 Fund (cont.)

2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	2.56%	2.31%	2.16%
Acquired (underlying) Fund Fees and Expenses(1)	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	3.26%	3.51%	2.86%
Fee Waiver and Expense Reimbursement(2)	(2.20)%	(2.20)%	(2.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.06%	1.31%	0.66%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 108	$ 133	$ 67
3 Years	$ 798	$ 872	$ 677
5 Years	$1,511	$1,633	$1,313
10 Years	$3,407	$3,637	$3,026
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2055 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	55

BMO Target Retirement 2055 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

56	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

BMO Target Retirement Funds	57

BMO Target Retirement 2055 Fund (cont.)

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITS are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

58	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class R6—Annual Total Returns (calendar years 2014-2016)
The return for the Class R6 shares of the Fund from January 1, 2017 through September 30, 2017 was 15.33%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2016	4.88%
Worst quarter	9/30/2015	(7.90)%
Average Annual Total Returns through 12/31/16
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	7.40%	4.49%
Return After Taxes on Distributions	5.93%	3.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.84%	3.32%
Class Y (Inception 12/27/2013)
Return Before Taxes	7.14%	4.08%
Class R3 (Inception 12/27/2013)
Return Before Taxes	6.72%	3.82%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	8.57%
LMATFI 2055+ (reflects deduction of fees and no deduction for sales charges or taxes)	8.00%	4.22%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.
The Lipper Mixed-Asset Target 2055+ Funds Index (LMATFI 2055+) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

BMO Target Retirement Funds	59

BMO Target Retirement 2055 Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60	BMO Target Retirement Funds

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO In-Retirement Fund, BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, and BMO Target Retirement 2055 Fund (each, a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Each Fund (except the In-Retirement Fund) is designed for an investor who anticipates retiring in or within a few years of the specific year (target date) included in its name and plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The In-Retirement Fund is designed for an investor who has already retired. The Funds gradually decrease their holdings in underlying funds that invest in equity securities and increase their holdings in underlying funds that invest in fixed income securities as the target date approaches and beyond. This change in asset allocation over time is referred to as the glide path to the retirement date. According to its current investment approach, the Adviser will continue to manage each Fund for a period of time after the Fund reaches its target date. After that time, a Fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time. The Adviser currently anticipates that the assets of Funds that have passed their respective target dates will be transferred into the In-Retirement Fund. Accordingly, over time, the In-Retirement Fund is expected to grow in size as the other Funds make this transfer.
The Adviser will continuously monitor each Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year.
Although each Fund intends to invest primarily in a combination of underlying funds, a Fund may invest directly in equity and fixed income securities and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.
Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative

Additional Information Regarding Principal Investment Strategies and Risks	61

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
The Funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs, and your sources of income all should be considered when you choose your overall retirement strategy.

62	Additional Information Regarding Principal Investment Strategies and Risks

How to Buy Shares

How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
There is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt.
Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
When Can Shares Be Purchased?  You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity

How to Buy Shares	63

How to Buy Shares (cont.)

securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.
Purchase of Class R Shares.  Class R3 and Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R3 and Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares. Class R6 shares also are available generally to other registered investment companies. Class R3 and Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account.

64	How to Buy Shares

How to Buy Shares (cont.)

Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class R3
• To open an account–Contact BMO Funds U.S. Services
Class R6
• To open an account–Contact BMO Funds U.S. Services
Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

How to Buy Shares	65

How to Buy Shares (cont.)

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.
• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application.
Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

66	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so.
Will I Be Charged a Fee for Redemptions?  You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption–Medallion Guarantees” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• If you have not opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

How to Redeem and Exchange Shares	67

How to Redeem and Exchange Shares (cont.)

Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds U.S. Services to apply for this program.
BMO Funds Website
• You may redeem Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

68	How to Redeem and Exchange Shares

Additional Conditions for Redemption

Medallion Guarantees.  In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes.
However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.
Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.
The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an

Additional Conditions for Redemption	69

Additional Conditions for Redemption (cont.)

application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges; and
•	selective monitoring of trade activity.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

70	Additional Conditions for Redemption

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofundsus.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.
Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.
If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.
The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum

Account and Share Information	71

Account and Share Information (cont.)

dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer three classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurances that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For a non-corporate shareholder, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.
Each of the BMO In-Retirement Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund, and BMO Target Retirement 2050 Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its respective predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund. Any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions are generally taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other RICs, the Fund may be eligible to elect to “pass through”

72	Account and Share Information

Account and Share Information (cont.)

to you foreign taxes. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. On December 20, 2017, Congress passed new tax legislation that may have wide ranging consequences, the effects of which are not entirely known as of the date hereof. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds are disclosed at www.bmo.com/gam/funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month.

Account and Share Information	73

BMO Funds Information

Management of the BMO Funds.  The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2017, the Adviser had approximately $36.1 billion in assets under management, of which approximately $12.2 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Portfolio Managers.  Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016. He is a CFA Charterholder. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006. She is a CFA Charterholder. Mr. Adams has co-managed the Funds since August 2015, and Mr. Dowdall and Ms. Pacheco have co-managed the Funds since March 2017.
The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.
Advisory Fees.  The Adviser does not receive an investment advisory fee for the services it performs for the Target Date Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.
The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2018. This agreement may not be terminated prior to December 31, 2018 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
	Class Y	Class R3	Class R6
BMO In-Retirement Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2015 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2020 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2025 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2030 Fund	0.37%	0.62%	(0.03)%
BMO Target Retirement 2035 Fund	0.37%	0.62%	(0.03)%
BMO Target Retirement 2040 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2045 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2050 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2055 Fund	0.36%	0.61%	(0.04)%
The Board’s basis for approving the investment advisory contract for the Funds is contained in the Funds’ Annual Report dated August 31, 2017.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class R3 or R6 shares of the Funds.
The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

74	BMO Funds Information

BMO Funds Information (cont.)

The Funds pay fees to the Distributor for the sale and distribution of Class A and Class R3 shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

BMO Funds Information	75

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2015, 2016, 2017 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2017, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income(2)
In-Retirement Fund
2017	$ 9.54	$ 0.18	$ 0.39	$ 0.57	$(0.23)	$(0.49)	$(0.72)	$ 9.39	6.52%	1.42%	0.33%	1.65%	$ 3,461	26%
2016	10.02	0.22	0.27	0.49	(0.24)	(0.73)	(0.97)	9.54	5.45	1.25	0.33	2.02	3,469	44
2015	11.05	0.24	(0.44)	(0.20)	(0.29)	(0.54)	(0.83)	10.02	(1.94)	1.03	0.33	1.96	4,804	53
2014	10.00	0.20	0.99	1.19	(0.12)	(0.02)	(0.14)	11.05	12.03	1.08	0.33	1.92	7,120	45
2015 Fund
2017	10.66	0.34	0.53	0.87	(0.21)	—	(0.21)	11.32	8.33	4.29	0.33	1.47	411	72
2016	10.44	0.19	0.39	0.58	(0.25)	(0.11)	(0.36)	10.66	5.76	4.07	0.33	1.80	689	49
2015	10.74	0.11	(0.35)	(0.24)	(0.06)	—	(0.06)	10.44	(2.27)	4.21	0.33	1.54	632	83
2014 (5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
2020 Fund
2017	10.21	0.17	0.81	0.98	(0.19)	(0.48)	(0.67)	10.52	10.17	0.63	0.33	1.45	17,810	23
2016	10.49	0.17	0.41	0.58	(0.22)	(0.64)	(0.86)	10.21	5.96	0.63	0.33	1.67	18,913	39
2015	11.34	0.18	(0.46)	(0.28)	(0.25)	(0.32)	(0.57)	10.49	(2.58)	0.59	0.33	1.64	21,331	37
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
2025 Fund
2017	10.74	0.12	1.10	1.22	(0.16)	(0.19)	(0.35)	11.61	11.76	1.04	0.33	1.12	933	31
2016	10.42	0.15	0.44	0.59	(0.18)	(0.09)	(0.27)	10.74	5.78	1.01	0.33	1.78	674	33
2015	10.78	0.06	(0.37)	(0.31)	(0.05)	—	(0.05)	10.42	(2.89)	1.26	0.33	1.04	1,676	53
2014 (5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
2030 Fund
2017	10.79	0.15	1.18	1.33	(0.15)	(0.42)	(0.57)	11.55	12.89	0.61	0.37	1.25	19,498	25
2016	10.84	0.14	0.45	0.59	(0.18)	(0.46)	(0.64)	10.79	5.75	0.61	0.37	1.37	19,681	33
2015	11.61	0.15	(0.49)	(0.34)	(0.18)	(0.25)	(0.43)	10.84	(3.07)	0.59	0.37	1.30	23,332	45
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29
2035 Fund
2017	10.73	0.10	1.33	1.43	(0.14)	(0.32)	(0.46)	11.70	13.85	1.13	0.37	0.91	734	32
2016	10.33	0.10	0.49	0.59	(0.15)	(0.04)	(0.19)	10.73	5.84	1.02	0.37	1.35	659	29
2015	10.71	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	10.33	(3.43)	1.29	0.37	0.26	870	96
2014 (5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29

76	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income(2)
2040 Fund
2017	$10.68	$ 0.16	$ 1.32	$ 1.48	$(0.13)	$(0.47)	$(0.60)	$11.56	14.59%	0.73%	0.36%	1.30%	$11,098	24%
2016	10.92	0.12	0.47	0.59	(0.16)	(0.67)	(0.83)	10.68	5.74	0.71	0.36	1.18	13,370	31
2015	11.75	0.12	(0.51)	(0.39)	(0.20)	(0.24)	(0.44)	10.92	(3.46)	0.67	0.36	1.14	12,852	36
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
2045 Fund
2017 (6)	10.92	0.11	1.41	1.52	(0.13)	(0.38)	(0.51)	11.93	14.58	1.72	0.36	1.03	911	31
2016	10.48	0.09	0.53	0.62	(0.15)	(0.03)	(0.18)	10.92	6.02	1.53	0.36	1.33	868	32
2015	10.84	(0.01)	(0.34)	(0.35)	(0.01)	—	(0.01)	10.48	(3.27)	2.14	0.36	0.26	1,142	95
2014 (5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
2050 Fund
2017	11.05	0.21	1.34	1.55	(0.13)	(0.48)	(0.61)	11.99	14.67	0.85	0.36	1.55	8,400	27
2016	10.96	0.13	0.50	0.63	(0.16)	(0.38)	(0.54)	11.05	5.98	0.86	0.36	1.15	10,382	29
2015	11.76	0.12	(0.50)	(0.38)	(0.19)	(0.23)	(0.42)	10.96	(3.37)	0.84	0.36	1.06	10,275	39
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
2055 Fund
2017	10.85	0.11	1.40	1.51	(0.12)	(0.34)	(0.46)	11.90	14.39	2.56	0.36	0.91	551	56
2016	10.41	0.09	0.54	0.63	(0.13)	(0.06)	(0.19)	10.85	6.15	3.32	0.36	1.46	410	38
2015	10.85	0.06	(0.42)	(0.36)	(0.06)	(0.02)	(0.08)	10.41	(3.33)	6.91	0.36	0.57	1,049	61
2014 (5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.

Financial Highlights	77

Financial Highlights—Retirement Class R3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
In-Retirement Fund
2017	$ 9.54	$ 0.32	$ 0.25	$ 0.57	$(0.20)	$(0.49)	$(0.69)	$ 9.42	6.39%	1.67%	0.58%	1.57%	$ 634	26%
2016	10.01	0.19	0.28	0.47	(0.21)	(0.73)	(0.94)	9.54	5.19	1.50	0.58	1.77	1,720	44
2015	11.03	0.19	(0.42)	(0.23)	(0.26)	(0.53)	(0.79)	10.01	(2.24)	1.28	0.58	1.76	2,149	53
2014	10.00	0.19	0.98	1.17	(0.12)	(0.02)	(0.14)	11.03	11.74	1.33	0.58	1.64	4,283	45
2015 Fund
2017	10.65	0.14	0.70	0.84	(0.19)	—	(0.19)	11.30	8.07	4.54	0.58	1.31	114	72
2016	10.41	0.26	0.30	0.56	(0.21)	(0.11)	(0.32)	10.65	5.57	4.32	0.58	1.75	136	49
2015	10.72	0.09	(0.36)	(0.27)	(0.04)	—	(0.04)	10.41	(2.50)	4.46	0.58	1.33	221	83
2014 (5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
2020 Fund
2017	10.22	0.16	0.79	0.95	(0.16)	(0.48)	(0.64)	10.53	9.87	0.88	0.58	1.32	6,813	23
2016	10.48	0.17	0.39	0.56	(0.18)	(0.64)	(0.82)	10.22	5.74	0.88	0.58	1.44	11,985	39
2015	11.33	0.17	(0.48)	(0.31)	(0.22)	(0.32)	(0.54)	10.48	(2.88)	0.84	0.58	1.39	15,177	37
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
2025 Fund
2017	10.69	0.24	0.97	1.21	(0.15)	(0.19)	(0.34)	11.56	11.66	1.29	0.58	1.17	150	31
2016	10.38	0.14	0.42	0.56	(0.16)	(0.09)	(0.25)	10.69	5.49	1.26	0.58	1.30	1,053	33
2015	10.76	0.03	(0.36)	(0.33)	(0.05)	—	(0.05)	10.38	(3.06)	1.51	0.58	0.74	1,388	53
2014 (5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
2030 Fund
2017	10.78	0.14	1.17	1.31	(0.12)	(0.42)	(0.54)	11.55	12.70	0.86	0.62	1.13	6,316	25
2016	10.82	0.12	0.45	0.57	(0.15)	(0.46)	(0.61)	10.78	5.53	0.86	0.62	1.15	9,875	33
2015	11.59	0.13	(0.51)	(0.38)	(0.14)	(0.25)	(0.39)	10.82	(3.39)	0.84	0.62	1.09	12,812	45
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29
2035 Fund
2017	10.67	0.11	1.29	1.40	(0.12)	(0.32)	(0.44)	11.63	13.59	1.38	0.62	0.99	120	32
2016	10.27	0.12	0.44	0.56	(0.12)	(0.04)	(0.16)	10.67	5.55	1.27	0.62	1.06	492	29
2015	10.68	(0.03)	(0.36)	(0.39)	(0.02)	—	(0.02)	10.27	(3.65)	1.54	0.62	(0.13)	734	96
2014 (5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
2040 Fund
2017	10.69	0.19	1.26	1.45	(0.10)	(0.47)	(0.57)	11.57	14.17	0.98	0.61	1.22	2,555	24
2016	10.91	0.12	0.44	0.56	(0.11)	(0.67)	(0.78)	10.69	5.48	0.96	0.61	1.06	4,991	31
2015	11.72	0.10	(0.50)	(0.40)	(0.17)	(0.24)	(0.41)	10.91	(3.57)	0.92	0.61	0.92	7,748	36
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22

78	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
2045 Fund
2017 (6)	$10.87	$ 0.09	$ 1.41	$ 1.50	$(0.12)	$(0.38)	$(0.50)	$11.87	14.35%	1.97%	0.61%	0.80%	$ 53	31%
2016	10.42	0.13	0.46	0.59	(0.11)	(0.03)	(0.14)	10.87	5.74	1.78	0.61	1.02	426	32
2015	10.82	(0.07)	(0.31)	(0.38)	(0.02)	—	(0.02)	10.42	(3.53)	2.39	0.61	(0.90)	746	95
2014 (5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
2050 Fund
2017	11.04	0.14	1.38	1.52	(0.11)	(0.48)	(0.59)	11.97	14.38	1.10	0.61	1.07	3,115	27
2016	10.95	0.10	0.50	0.60	(0.13)	(0.38)	(0.51)	11.04	5.66	1.11	0.61	0.98	4,515	29
2015	11.74	0.09	(0.50)	(0.41)	(0.15)	(0.23)	(0.38)	10.95	(3.57)	1.09	0.61	0.81	5,072	39
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
2055 Fund
2017	10.80	0.07	1.41	1.48	(0.11)	(0.34)	(0.45)	11.83	14.22	2.81	0.61	1.09	94	56
2016	10.38	0.09	0.50	0.59	(0.11)	(0.06)	(0.17)	10.80	5.73	3.57	0.61	0.82	477	38
2015	10.84	0.03	(0.41)	(0.38)	(0.06)	(0.02)	(0.08)	10.38	(3.55)	7.16	0.61	0.14	395	61
2014 (5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.

Financial Highlights	79

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)(6)	Net investment income(2)
In-Retirement Fund
2017	$ 9.55	$0.22	$ 0.40	$ 0.62	$(0.28)	$(0.49)	$(0.77)	$ 9.40	7.04%	1.02%	0.00%	2.11%	$10,885	26%
2016	10.05	0.26	0.27	0.53	(0.30)	(0.73)	(1.03)	9.55	5.85	0.85	0.00	2.37	16,406	44
2015	11.08	0.29	(0.45)	(0.16)	(0.34)	(0.53)	(0.87)	10.05	(1.54)	0.63	0.00	2.35	16,611	53
2014	10.00	0.25	0.99	1.24	(0.14)	(0.02)	(0.16)	11.08	12.47	0.68	0.00	2.31	20,128	45
2015 Fund
2017	10.73	0.19	0.73	0.92	(0.26)	—	(0.26)	11.39	8.80	3.89	0.00	1.97	3,390	72
2016	10.50	0.25	0.38	0.63	(0.29)	(0.11)	(0.40)	10.73	6.22	3.67	0.00	2.21	3,744	49
2015	10.78	0.13	(0.34)	(0.21)	(0.07)	—	(0.07)	10.50	(1.92)	3.81	0.00	1.94	4,234	83
2014 (5)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
2020 Fund
2017	10.23	0.19	0.83	1.02	(0.23)	(0.48)	(0.71)	10.54	10.66	0.23	0.00	1.76	56,024	23
2016	10.52	0.21	0.41	0.62	(0.27)	(0.64)	(0.91)	10.23	6.39	0.23	0.00	2.01	62,358	39
2015	11.38	0.25	(0.50)	(0.25)	(0.29)	(0.32)	(0.61)	10.52	(2.28)	0.19	0.00	1.98	53,085	37
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
2025 Fund
2017	10.81	0.17	1.11	1.28	(0.22)	(0.19)	(0.41)	11.68	12.20	0.64	0.00	1.75	20,473	31
2016	10.48	0.19	0.44	0.63	(0.21)	(0.09)	(0.30)	10.81	6.15	0.61	0.00	1.83	28,905	33
2015	10.81	0.09	(0.35)	(0.26)	(0.07)	—	(0.07)	10.48	(2.45)	0.86	0.00	1.48	26,042	53
2014 (5)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
2030 Fund
2017	10.81	0.16	1.22	1.38	(0.20)	(0.42)	(0.62)	11.57	13.38	0.21	0.00	1.48	66,995	25
2016	10.87	0.19	0.45	0.64	(0.24)	(0.46)	(0.70)	10.81	6.21	0.21	0.00	1.66	73,828	33
2015	11.64	0.16	(0.46)	(0.30)	(0.22)	(0.25)	(0.47)	10.87	(2.70)	0.19	0.00	1.57	60,302	45
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29
2035 Fund
2017	10.79	0.14	1.34	1.48	(0.18)	(0.32)	(0.50)	11.77	14.31	0.73	0.00	1.70	12,216	32
2016	10.38	0.17	0.47	0.64	(0.19)	(0.04)	(0.23)	10.79	6.26	0.62	0.00	1.57	30,132	29
2015	10.73	0.04	(0.36)	(0.32)	(0.03)	—	(0.03)	10.38	(2.99)	0.89	0.00	0.97	27,613	96
2014 (5)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
2040 Fund
2017	10.71	0.14	1.38	1.52	(0.18)	(0.47)	(0.65)	11.58	14.98	0.33	0.00	1.40	38,944	24
2016	10.96	0.17	0.46	0.63	(0.21)	(0.67)	(0.88)	10.71	6.17	0.31	0.00	1.51	48,219	31
2015	11.78	0.16	(0.50)	(0.34)	(0.24)	(0.24)	(0.48)	10.96	(2.98)	0.27	0.00	1.45	40,193	36
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22

80	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)(6)	Net investment income(2)
2045 Fund
2017 (7)	$10.98	$0.19	$ 1.39	$ 1.58	$(0.18)	$(0.38)	$(0.56)	$12.00	15.08%	1.32%	0.00%	1.71%	$ 6,964	31%
2016	10.53	0.16	0.50	0.66	(0.18)	(0.03)	(0.21)	10.98	6.38	1.13	0.00	1.48	15,877	32
2015	10.87	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)	10.53	(2.91)	1.74	0.00	0.85	13,046	95
2014 (5)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
2050 Fund
2017	11.08	0.14	1.45	1.59	(0.19)	(0.48)	(0.67)	12.00	15.09	0.45	0.00	1.28	28,173	27
2016	11.00	0.17	0.50	0.67	(0.21)	(0.38)	(0.59)	11.08	6.37	0.46	0.00	1.48	30,317	29
2015	11.80	0.14	(0.48)	(0.34)	(0.23)	(0.23)	(0.46)	11.00	(2.99)	0.44	0.00	1.37	22,487	39
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
2055 Fund
2017	10.91	0.16	1.41	1.57	(0.17)	(0.34)	(0.51)	11.97	14.93	2.16	0.00	1.53	6,561	56
2016	10.47	0.15	0.51	0.66	(0.16)	(0.06)	(0.22)	10.91	6.43	2.92	0.00	1.30	6,866	38
2015	10.89	0.07	(0.39)	(0.32)	(0.08)	(0.02)	(0.10)	10.47	(2.96)	6.51	0.00	0.90	2,809	61
2014 (5)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.
(7)	Calculated using the average shares method.

Financial Highlights	81

PRSRT STD
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PERMIT NO. 1793
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
Contact us 1-800-236-FUND (3863) 414-287-8555
Learn more bmofundsus.com
The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofundsus.com.
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.
They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.
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Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.
BMO Investment Distributors, LLC Distributor
Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.
© 2017 BMO Financial Corp. (12/17)	Investment Company Act File No. 811-58433

December 29, 2017, as supplemented January 9, 2018 BMO Funds
BMO Funds
Prospectus
Target Risk Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Retirement Class (Class R3)	Retirement Class (Class R6)
BMO Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	BDVRX	BDVSX
BMO Moderate Allocation Fund	BMBYX	BMBHX	BMBQX	BMBTX
BMO Balanced Allocation Fund	BGRYX	BGRHX	BGRRX	BGRQX
BMO Growth Allocation Fund	BABYX	BABHX	BABRX	BABQX
BMO Aggressive Allocation Fund	BDSYX	BDSHX	BDSRX	BDSQX

Fund Summary
BMO Conservative Allocation Fund

Investment Objective:
To provide total return primarily from income, secondarily from appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.58%	0.33%	0.33%	0.18%
Acquired (underlying) Fund Fees and Expenses(1)	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.27%	1.02%	1.52%	0.87%
Fee Waiver and Expense Reimbursement(2)	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.02%	0.77%	1.27%	0.62%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 104	$ 79	$ 129	$ 63
3 Years	$ 378	$ 300	$ 456	$ 253
5 Years	$ 673	$ 539	$ 805	$ 458
10 Years	$1,512	$1,225	$1,791	$1,049
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 80% of its total assets in funds that invest principally in fixed income securities and 20% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 70-90% of its total assets in funds that invest principally in fixed income securities and 10-30% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt

BMO Target Risk Funds	1

BMO Conservative Allocation Fund (cont.)

securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 90%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

2	BMO Target Risk Funds

BMO Conservative Allocation Fund (cont.)

•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

BMO Target Risk Funds	3

BMO Conservative Allocation Fund (cont.)

•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2007-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 5.79%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	9.22%
Worst quarter	9/30/2008	(5.56)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	5.88%	4.68%	4.81%
Return After Taxes on Distributions	4.60%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	N/A	N/A
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	5.00%	4.34%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	5.52%	1.70%
Class R3 (Inception 5/30/2014)
Return Before Taxes	5.32%	1.46%
Class R6 (Inception 5/30/2014)

4	BMO Target Risk Funds

BMO Conservative Allocation Fund (cont.)

	1 Year	Since Inception
Return Before Taxes	6.03%	2.11%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.02%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	1.95%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Mixed-Asset Target Allocation Conservative Funds Index (LMATACFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target Risk Funds	5

BMO Moderate Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.58%	0.33%	0.33%	0.18%
Acquired (underlying) Fund Fees and Expenses(1)	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.26%	1.01%	1.51%	0.86%
Fee Waiver and Expense Reimbursement(2)	(0.28)%	(0.28)%	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.98%	0.73%	1.23%	0.58%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Fees and Expenses of the Fund
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 100	$ 75	$ 125	$ 59
3 Years	$ 372	$ 294	$ 450	$ 246
5 Years	$ 665	$ 531	$ 797	$ 449
10 Years	$1,498	$1,211	$1,778	$1,035
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 60% of its total assets in funds that invest principally in fixed income securities and 40% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 50-70% of its total assets in funds that invest principally in fixed income securities and 30-50% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

6	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 90%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same

BMO Target RISK Funds	7

BMO Moderate Allocation Fund (cont.)

proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

8	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2007-2016)

BMO Target RISK Funds	9

BMO Moderate Allocation Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 8.20%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	11.41%
Worst quarter	12/31/2008	(9.39)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	6.46%	6.33%	4.87%
Return After Taxes on Distributions	4.93%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	N/A	N/A
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	5.00%	4.34%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	6.12%	2.11%
Class R3 (Inception 5/30/2014)
Return Before Taxes	5.89%	1.85%
Class R6 (Inception 5/30/2014)
Return Before Taxes	6.54%	2.52%
BBUABI (reflects no deduction for fees, expenses or taxes)	2.65%	2.02%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	1.95%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Mixed-Asset Target Allocation Conservative Funds Index (LMATACFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.

10	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	11

BMO Balanced Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.48%	0.23%	0.23%	0.08%
Acquired (underlying) Fund Fees and Expenses(1)	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.17%	0.92%	1.42%	0.77%
Fee Waiver and Expense Reimbursement(2)	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.02%	0.77%	1.27%	0.62%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 104	$ 79	$ 129	$ 63
3 Years	$ 357	$ 278	$ 435	$231
5 Years	$ 629	$ 495	$ 762	$413
10 Years	$1,407	$1,118	$1,689	$940
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 40% of its total assets in funds that invest principally in fixed income securities and 60% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 30-50% of its total assets in funds that invest principally in fixed income securities and 50-70% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

12	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 90%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same

BMO Target RISK Funds	13

BMO Balanced Allocation Fund (cont.)

proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

14	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2007-2016)

BMO Target RISK Funds	15

BMO Balanced Allocation Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 10.76%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	13.62%
Worst quarter	12/31/2008	(14.17)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	6.95%	7.95%	4.80%
Return After Taxes on Distributions	4.85%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	N/A	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.48%	7.57%	4.43%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	6.61%	2.46%
Class R3 (Inception 5/30/2014)
Return Before Taxes	6.40%	2.22%
Class R6 (Inception 5/30/2014)
Return Before Taxes	7.00%	2.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	8.32%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.48%	2.95%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
The Lipper Mixed-Asset Target Allocation Moderate Funds Index (LMATAMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

16	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	17

BMO Growth Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.27%	1.02%	1.52%	0.87%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 102	$ 77	$ 127	$ 61
3 Years	$ 376	$ 298	$ 454	$ 251
5 Years	$ 671	$ 537	$ 803	$ 456
10 Years	$1,510	$1,223	$1,790	$1,048
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 20% of its total assets in funds that invest principally in fixed income securities and 80% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 10-30% of its total assets in funds that invest principally in fixed income securities and 70-90% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The underlying funds may also invest in fixed income securities, including corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

18	BMO Target RISK Funds

BMO Growth Allocation Fund (cont.)

Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 90%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO
Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is

BMO Target RISK Funds	19

BMO Growth Allocation Fund (cont.)

important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law

20	BMO Target RISK Funds

BMO Growth Allocation Fund (cont.)

(such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of
1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2007-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 13.38%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.97%
Worst quarter	12/31/2008	(19.02)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	7.23%	9.54%	4.67%
Return After Taxes on Distributions	5.39%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.02%	N/A	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.48%	7.57%	4.43%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)

BMO Target RISK Funds	21

BMO Growth Allocation Fund (cont.)

	1 Year	Since Inception
Return Before Taxes	7.00%	2.76%
Class R3 (Inception 5/30/2014)
Return Before Taxes	6.71%	2.51%
Class R6 (Inception 5/30/2014)
Return Before Taxes	7.41%	3.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	8.32%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.48%	2.95%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
The Lipper Mixed-Asset Target Allocation Moderate Funds Index (LMATAMI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	BMO Target RISK Funds

BMO Aggressive Allocation Fund

Investment Objective:
To provide total investment return primarily from appreciation, secondarily from income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.13%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.17%	0.92%	1.42%	0.77%
Fee Waiver and Expense Reimbursement(2)	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.97%	0.72%	1.22%	0.57%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2018. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 99	$ 74	$ 124	$ 58
3 Years	$ 352	$ 273	$ 430	$226
5 Years	$ 624	$ 490	$ 757	$408
10 Years	$1,403	$1,113	$1,685	$935
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 100% of its total assets in funds that invest principally in equity securities, and will invest at least 80% of its assets in funds that invest principally in common or preferred stocks. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 0-10% of its total assets in funds that invest principally in money market funds and 90-100% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, convertible securities (fixed income securities convertible into shares of common or preferred stock), and other short-term fixed income instruments, including money market funds.

BMO Target RISK Funds	23

BMO Aggressive Allocation Fund (cont.)

While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 90%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

24	BMO Target RISK Funds

BMO Aggressive Allocation Fund (cont.)

•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

BMO Target RISK Funds	25

BMO Aggressive Allocation Fund (cont.)

Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.
Class I—Annual Total Returns (calendar years 2007-2016)
The return for the Class I shares of the Fund from January 1, 2017 through September 30, 2017 was 15.48%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	17.74%
Worst quarter	12/31/2008	(22.56)%
Average Annual Total Returns through 12/31/16
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	7.53%	11.00%	4.62%
Return After Taxes on Distributions	4.74%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	N/A	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
LMATAGFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.54%	9.37%	5.27%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	7.26%	3.19%
Class R3 (Inception 5/30/2014)
Return Before Taxes	7.01%	2.93%
Class R6 (Inception 5/30/2014)
Return Before Taxes	7.73%	3.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	8.32%
LMATAGFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.54%	3.77%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
The Lipper Mixed-Asset Target Allocation Growth Funds Index (LMATAGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.

26	BMO Target RISK Funds

BMO Aggressive Allocation Fund (cont.)

Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to www.bmofundsus.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	27

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each, a Target Risk Fund or a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The underlying funds will include funds that invest in equity and fixed income investments and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
The Funds are designed for investors with varying degrees of risk tolerance. The Funds maintain their equity and fixed income holdings in underlying funds that target varying levels of risk. Market appreciation or depreciation may cause a Fund’s actual asset allocation to vary temporarily from the Fund’s target asset allocation. Based on the target risk, each Fund will have a customized asset allocation best suited for the following types of investors:

Fund Name	Type of Investor
BMO Conservative Allocation Fund	Investors who are relatively conservative and whose primary goal is receiving investment income while avoiding high levels of volatility
BMO Moderate Allocation Fund	Investors whose primary goal is to receive income but who are willing to accept some additional risk in pursuing appreciation
BMO Balanced Allocation Fund	Investors whose preferences for capital appreciation and investment income are about equal
BMO Growth Allocation Fund	Investors pursuing investment growth but who would prefer to reduce some of the risks involved with aggressive equity strategies
BMO Aggressive Allocation Fund	Investors interested in pursuing a high rate of investment growth over the long term and who are comfortable with the risks of stock investing
The Funds are intended for investors who are comfortable with varying levels of volatility and who are willing to accept the risks associated with the Funds’ asset allocation strategies. In general, a fund with a higher equity asset allocation is expected to be more volatile than a fund with a higher fixed income asset allocation. For more information on the principal risks of investing in the Funds, please see the Fund Summary sections in this Prospectus and the SAI.
The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each Fund will have exposure to one or more style classes. The style classes include large-cap, mid-cap, small-cap, and international funds. The Adviser may adjust a Fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions.
Accordingly, a Fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
Although each Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

28	Additional Information Regarding Principal Investment Strategies and Risks

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.
Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
The Funds are designed to be an integral part of an investor’s overall investment strategy. However, they are not designed to provide investors with a complete solution to their investment needs. Investors must consider many factors when choosing an investment strategy. For example, factors such as current income needs and your sources of income all should be considered when you choose your overall investment strategy.

Additional Information Regarding Principal Investment Strategies and Risks	29

How to Buy Shares

Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, no minimum initial investment amount exists for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.
The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
When Can Shares Be Purchased?  You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open

30	How to Buy Shares

How to Buy Shares (cont.)

for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.
Purchase of Class R Shares.  Class R3 and Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R3 and Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares. Class R6 shares also are available generally to

How to Buy Shares	31

How to Buy Shares (cont.)

other registered investment companies. Class R3 and Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class I
• To open an account–$1,000,000
Class R3
• To open an account–Contact BMO Funds U.S. Services
Class R6
• To open an account–Contact BMO Funds U.S. Services

32	How to Buy Shares

How to Buy Shares (cont.)

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.
Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.
• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application.

How to Buy Shares	33

How to Buy Shares (cont.)

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

34	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so.
Will I Be Charged a Fee for Redemptions?  You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption–Medallion Guarantees” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.
• If you have not opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:
BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

How to Redeem and Exchange Shares	35

How to Redeem and Exchange Shares (cont.)

Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds U.S. Services to apply for this program.
BMO Funds Website
• You may redeem Fund shares at www.bmofundsus.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

36	How to Redeem and Exchange Shares

Additional Conditions for Redemption

Medallion Guarantees.  In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes.
However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.
Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.
The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an

Additional Conditions for Redemption	37

Additional Conditions for Redemption (cont.)

application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges; and
•	selective monitoring of trade activity.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

38	Additional Conditions for Redemption

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofundsus.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.
Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.
If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.
The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum

Account and Share Information	39

Account and Share Information (cont.)

dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $1,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer three classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurances that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For a non-corporate shareholder, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.
Each Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each Fund has taken the position that it has succeeded to the tax basis of the assets of its respective predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund. Any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions are generally taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in

40	Account and Share Information

Account and Share Information (cont.)

other RICs, the Fund may be eligible to elect to “pass through” to you foreign taxes. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. On December 20, 2017, Congress passed new tax legislation that may have wide ranging consequences, the effects of which are not entirely known as of the date hereof. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds are disclosed at www.bmo.com/gam/funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month.

Account and Share Information	41

BMO Funds Information

Management of the BMO Funds.  The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2017, the Adviser had approximately $36.1 billion in assets under management, of which approximately $12.2 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Portfolio Managers.  Jon Adams and Michael Dowdall are co-portfolio managers of the Funds. Both members of the team share investment decision making responsibilities with respect to the Funds. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Funds since August 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has managed the Funds since March 2017. He is a CFA Charterholder. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016.
The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.
Advisory Fees.  The Adviser does not receive an investment advisory fee for the services it performs for the Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.
The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2018. This expense limitation agreement may not be terminated prior to December 31, 2018 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
	Class Y	Class I	Class R3	Class R6
BMO Conservative Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Moderate Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Balanced Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Growth Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Aggressive Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
The Board’s basis for approving the investment advisory contract for the Funds is included in the Funds’ Annual Report dated August 31, 2017.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, R3, or R6 shares of the Funds.
The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.
The Funds pay fees to the Distributor for the sale and distribution of Class A and Class R3 shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may

42	BMO Funds Information

BMO Funds Information (cont.)

enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

BMO Funds Information	43

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2015, 2016, 2017 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2017, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income(2)
Conservative Allocation Fund
2017	$ 9.80	$0.18	$ 0.28	$ 0.46	$(0.24)	$(0.00)	$(0.24)	$10.02	4.83%	0.58%	0.33%	1.55%	$ 15,531	40%
2016	9.76	0.25	0.21	0.46	(0.23)	(0.19)	(0.42)	9.80	4.98	0.56	0.33	2.23	17,919	31
2015	10.14	0.20	(0.34)	(0.14)	(0.16)	(0.08)	(0.24)	9.76	(1.37)	0.57	0.33	1.97	23,598	39
2014 (5)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2017	9.72	0.17	0.55	0.72	(0.22)	(0.14)	(0.36)	10.08	7.59	0.58	0.30	1.43	7,777	39
2016	9.78	0.24	0.23	0.47	(0.20)	(0.33)	(0.53)	9.72	5.13	0.56	0.30	1.92	13,119	38
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014 (5)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Balanced Allocation Fund
2017	9.42	0.13	0.79	0.92	(0.18)	(0.51)	(0.69)	9.65	10.33	0.48	0.33	1.19	101,517	35
2016	9.78	0.15	0.32	0.47	(0.17)	(0.66)	(0.83)	9.42	5.23	0.47	0.33	1.54	110,814	33
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014 (5)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2017	9.57	0.10	1.11	1.21	(0.12)	(0.43)	(0.55)	10.23	13.27	0.57	0.30	1.10	16,758	42
2016	9.82	0.12	0.37	0.49	(0.16)	(0.58)	(0.74)	9.57	5.28	0.56	0.30	1.22	24,691	38
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014 (5)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2017	9.56	0.11	1.27	1.38	(0.10)	(0.83)	(0.93)	10.01	15.60	0.53	0.33	1.03	37,632	33
2016	9.85	0.10	0.38	0.48	(0.13)	(0.64)	(0.77)	9.56	5.14	0.52	0.33	1.04	52,260	33
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014 (5)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

44	Financial Highlights

Financial Highlights—Institutional Class (Class I) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income(2)
Conservative Allocation Fund
2017	$ 9.81	$0.18	$ 0.30	$ 0.48	$(0.27)	$(0.00)	$(0.27)	$10.02	5.07%	0.33%	0.08%	1.78%	$26,464	40%
2016	9.77	0.24	0.25	0.49	(0.26)	(0.19)	(0.45)	9.81	5.29	0.31	0.08	2.46	29,479	31
2015	10.15	0.23	(0.35)	(0.12)	(0.17)	(0.09)	(0.26)	9.77	(1.22)	0.32	0.08	2.23	29,104	39
2014 (5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2017	9.73	0.17	0.57	0.74	(0.25)	(0.14)	(0.39)	10.08	7.82	0.33	0.05	1.66	9,375	39
2016	9.79	0.23	0.28	0.51	(0.24)	(0.33)	(0.57)	9.73	5.50	0.31	0.05	2.15	11,990	38
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014 (5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2017	9.43	0.13	0.81	0.94	(0.20)	(0.51)	(0.71)	9.66	10.67	0.23	0.08	1.42	52,821	35
2016	9.79	0.17	0.33	0.50	(0.20)	(0.66)	(0.86)	9.43	5.54	0.22	0.08	1.73	74,515	33
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014 (5)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2017	9.58	0.09	1.14	1.23	(0.15)	(0.43)	(0.58)	10.23	13.51	0.32	0.05	1.15	8,969	42
2016	9.84	0.14	0.37	0.51	(0.19)	(0.58)	(0.77)	9.58	5.50	0.31	0.05	1.48	9,696	38
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014 (5)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2017	9.57	0.14	1.25	1.39	(0.13)	(0.83)	(0.96)	10.00	15.79	0.28	0.08	1.29	14,685	33
2016	9.87	0.11	0.39	0.50	(0.16)	(0.64)	(0.80)	9.57	5.41	0.27	0.08	1.31	24,026	33
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014 (5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

Financial Highlights	45

Financial Highlights—Retirement Class R3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)	Net investment income (loss)(2)
Conservative Allocation Fund
2017	$ 9.80	$0.13	$ 0.30	$ 0.43	$(0.22)	$(0.00)	$(0.22)	$10.01	4.52%	0.83%	0.58%	1.34%	$ 3,012	40%
2016	9.74	0.21	0.24	0.45	(0.20)	(0.19)	(0.39)	9.80	4.82	0.81	0.58	1.97	6,802	31
2015	10.14	0.20	(0.37)	(0.17)	(0.15)	(0.08)	(0.23)	9.74	(1.72)	0.82	0.58	1.74	7,624	39
2014 (5)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2017	9.72	0.11	0.58	0.69	(0.19)	(0.14)	(0.33)	10.08	7.37	0.83	0.55	1.10	13,725	39
2016	9.76	0.26	0.19	0.45	(0.16)	(0.33)	(0.49)	9.72	4.90	0.81	0.55	1.65	12,695	38
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014 (5)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Balanced Allocation Fund
2017	9.40	0.09	0.80	0.89	(0.14)	(0.51)	(0.65)	9.64	10.11	0.73	0.58	0.92	23,649	35
2016	9.76	0.13	0.31	0.44	(0.14)	(0.66)	(0.80)	9.40	4.94	0.72	0.58	1.28	29,095	33
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014 (5)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2017	9.55	0.10	1.08	1.18	(0.08)	(0.43)	(0.51)	10.22	12.96	0.82	0.55	0.85	18,846	42
2016	9.81	0.09	0.37	0.46	(0.14)	(0.58)	(0.72)	9.55	4.95	0.81	0.55	0.91	25,876	38
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014 (5)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2017	9.55	0.06	1.29	1.35	(0.09)	(0.83)	(0.92)	9.98	15.24	0.78	0.58	0.63	17,152	33
2016	9.84	0.07	0.38	0.45	(0.10)	(0.64)	(0.74)	9.55	4.87	0.77	0.58	0.77	19,395	33
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014 (5)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

46	Financial Highlights

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets(4)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(2)(6)	Net investment income(2)
Conservative Allocation Fund
2017	$ 9.82	$0.27	$ 0.23	$ 0.50	$(0.29)	$(0.00)	$(0.29)	$10.03	5.22%	0.18%	0.00%	1.96%	$ 28,927	40%
2016	9.79	0.25	0.24	0.49	(0.27)	(0.19)	(0.46)	9.82	5.34	0.16	0.00	2.61	88,818	31
2015	10.15	0.25	(0.34)	(0.09)	(0.19)	(0.08)	(0.27)	9.79	(0.94)	0.17	0.00	2.38	86,637	39
2014 (5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2017	9.74	0.21	0.54	0.75	(0.26)	(0.14)	(0.40)	10.09	8.02	0.18	0.00	1.83	80,283	39
2016	9.80	0.22	0.30	0.52	(0.25)	(0.33)	(0.58)	9.74	5.67	0.16	0.00	2.27	101,327	38
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014 (5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Balanced Allocation Fund
2017	9.44	0.19	0.76	0.95	(0.22)	(0.51)	(0.73)	9.66	10.73	0.08	0.00	1.67	193,690	35
2016	9.80	0.18	0.33	0.51	(0.21)	(0.66)	(0.87)	9.44	5.70	0.07	0.00	1.87	252,982	33
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014 (5)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2017	9.59	0.16	1.09	1.25	(0.17)	(0.43)	(0.60)	10.24	13.69	0.17	0.00	1.49	84,417	42
2016	9.85	0.15	0.37	0.52	(0.20)	(0.58)	(0.78)	9.59	5.67	0.16	0.00	1.51	79,852	38
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014 (5)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2017	9.58	0.15	1.26	1.41	(0.15)	(0.83)	(0.98)	10.01	16.00	0.13	0.00	1.43	105,925	33
2016	9.88	0.14	0.38	0.52	(0.18)	(0.64)	(0.82)	9.58	5.58	0.12	0.00	1.38	123,203	33
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014 (5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3
(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(6)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.

Financial Highlights	47

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